                                 EXHIBIT 10.6


                   Purchase Agreement for Hawthorne Village

                                                                EXHIBIT 10.6

                         AGREEMENT OF PURCHASE AND SALE

                                 by and between

                         LASALLE NATIONAL TRUST, N.A.,

      Successor to LaSalle National Bank, as Trustee under Trust Agreement
                               Dated May 31, 1983
                        and known as Trust Number 106520

                                      and

                        ENDOWMENT AND FOUNDATION REALTY

                             PARTNERSHIP -- JMB-I,

                        an Illinois limited partnership,
                 (Collectively Referred to herein as "Seller")

                                      AND

                      INLAND MONTHLY INCOME FUND III, INC.

                            a Maryland corporation,

                                   Purchaser

                              DATED: July 18, 1996

                         AGREEMENT OF PURCHASE AND SALE

               (HAWTHORN VILLAGE COMMONS, VERNON HILLS, ILLINOIS)


         THIS AGREEMENT OF PURCHASE AND SALE is made and entered into as of the 18th day of July, 1996 by and between LASALLE NATIONAL TRUST, N.A., successor to LaSalle National Bank, as trustee under a trust agreement dated May 31, 1983 and known as Trust Number 106520 (the "Trust") and ENDOWMENT AND FOUNDATION REALTY PARTNERSHIP -- JMB-I, an Illinois limited partnership ("Beneficiary") (collectively referred to herein as "Sellers"), having an address of c/o Heitman Capital Management Corporation, 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601-6789, Attention: Howard J. Edelman, and INLAND MONTHLY INCOME FUND III, INC., a Maryland corporation ("Purchaser"), having an address of 2901 Butterfield Road, Oak Brook, Illinois, 60521, Attention: Robert D. Parks.

                                    RECITALS

         The Trust is the owner of a parcel of real estate in Vernon Hills, Illinois, legally described on Exhibit A attached hereto and all buildings thereon (the "Real Property", which together with any and all improvements and appurtenances thereto is collectively referred to as the "Property"), commonly known as the Hawthorn Village Commons located at 220-290 Townline Road in Vernon Hills, Illinois. The Property consists of a shopping center containing approximately 98,686 square feet situated on an underlying parcel of approximately 11.09 acres.

         Subject to and on the terms and provisions of and for the considerations set forth in this Agreement, Seller has agreed to sell, and Purchaser has agreed to buy, the Property.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the following meanings:

         Closing Date. As agreed between Seller and Purchaser but no later than August 15, 1996.

         Due Diligence Period. The period beginning on the date of this Agreement and ending on July 31, 1996.

         Title Company. Near North National Title Corporation, as agent for First American Title Insurance Company.

2.       Sale; Purchase Price.

         2.1 Subject to the terms and provisions hereof, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to Purchase from Seller the Property.

         2.2 The total purchase price (hereinafter called the "Purchase Price") to be paid by Purchaser to Seller for the Property shall be Eight Million Five Hundred Thirty Thousand and no/100 Dollars ($8,530,000.00). The Purchase Price shall be payable in the following manner:

                 (a) EARNEST MONEY. Purchaser shall, simultaneously with delivery of this Agreement to Seller, deposit with the Title Company, as escrow agent, the amount of One Hundred Thousand and 00/100 Dollars ($100,000.00) (hereinafter called the "Earnest Money") which Earnest Money shall be in the form of a wire transfer of immediately available United States of America funds. The Earnest Money shall be held and disbursed by the Title Company acting as escrow agent pursuant to the Earnest Money Escrow Agreement in the form of Exhibit H attached hereto which the parties have executed simultaneously with this Agreement. The Earnest Money shall be invested in a federally insured interest bearing account with any interest accruing thereon being deemed part of the Earnest Money and shall be paid to the party to which the Earnest Money is paid pursuant to the provisions hereof. If the sale hereunder is consummated in accordance with the terms hereof, the Earnest Money and any interest thereon shall be applied to the Purchase Price to be paid by Purchaser at the Closing. In the event of a default hereunder by Purchaser or Seller, the Earnest Money shall be applied as provided herein.

                 (b) CASH BALANCE. Purchaser shall pay the balance of the Purchase Price, subject to the prorations described in Paragraph 5 below, in cash (the "Cash Balance") by wire transfer of immediately available United States of America funds to the Title Company for payment to Seller, in accordance with the terms and conditions of this Agreement. Such wire transfer shall be initiated and confirmation thereof by communication of a reference number shall be made no later than 10:00 a.m. (Central Standard time) on the Closing Date.

3.       Seller's Deliveries; Conditions Precedent.

         3.1 Seller's Deliveries. Except for any Excluded Documents (as hereinafter defined), Seller has provided to Purchaser and Purchaser acknowledges receipt of one copy of the following items relating to the ownership and operation of the Real Property:

                 (a) all leases and all modifications and amendments thereto (the "Leases") as listed on Schedule 1 attached hereto;

                 (b) all service contracts (the "Service Contracts") as identified in Schedule 2 attached hereto;

                 (c) operating statements for the Property for the two prior calendar years and monthly operating statements for the current year;

                 (d) copies of the real estate tax bills for the current year and two prior years and current assessment notices, if available;

                 (e)      the following environmental reports:

                          (i)     Report of Phase I Environmental Site
                                  Assessment and Limited Asbestos Survey dated
                                  September 16, 1993 (Law Engineering Project
                                  No. 274-3182-000).

                          (ii) Report of Phase II Site Assessment dated September 16, 1993 (Law Engineering Project No. 279-3197).

                          (iii) Phase II Environmental Assessment Report dated November 17, 1993 prepared by H&GCL (Project No. 45052.01).

                          (iv) Remedial Action Plan dated January 17, 1994 prepared by H&GCL (Project No. 450S2.01).

                          (v) Remedial Action Report dated August 4, 1994 prepared by Hygienetics Environmental Services, Inc. (Project No. 45052.02).

                 (f) plans and specifications and certificates of occupancy, in Seller's actual possession;

                 (g) commitment for title insurance dated 4/17/96 and survey dated 7/12/96; and

                 (h) list of all tangible personal property owned by Seller and used in connection with the Property or the operation thereof.

         Except for Excluded Documents, Seller shall provide to Purchaser any documents described above and first coming into Seller's possession or produced by Seller after the initial delivery of the above and continue to provide the same during the pendency of this Agreement. In the event this Agreement terminates for any reason, Purchaser shall immediately return to Seller all written and other physical materials (whether from Seller, Seller's agents or otherwise) received by Purchaser relating to the Property or Seller.

         Seller represents that all of the items delivered to Purchaser and identified in subsections (a), (b), (d) and (e) above are complete copies of the originals of such items. With regard to the operating statements identified in subsection (c) above, said statements are complete copies of the original operating statements, and they are the only operating statements prepared for and in the possession of Seller relating to the Property. Seller and Purchaser mutually acknowledge that Purchaser will be making its own independent inquiry regarding the economic feasibility, physical condition and environmental state of the Property during the Due Diligence Period, which inquiry will be based in part on the truth and accuracy of the foregoing representations. The foregoing provisions of this paragraph shall be subject to the limitations in the last three grammatical paragraphs of Section 6 of this Agreement and in Section 7 of this Agreement below.

         3.2 Inspections and Access. Purchaser and its representatives shall be permitted to enter upon the Property at any reasonable time and from time to time during the Due Diligence Period to examine, inspect and investigate the Property (collectively, the "Inspections") and all books, records, drawings, and other documentation relating thereto in Seller's possession, subject to the terms, conditions and limitations set forth in the following paragraphs.

                 (a) Purchaser shall have a right to enter upon the Property for the purpose of conducting the Inspections and for no other purpose provided that in each such instance (i) Purchaser notifies Seller of such Inspections not less than 48 hours prior to such entry; (ii) such Inspections are subject to and scheduled with Seller's property manager; and (iii) Purchaser is in full compliance with Section 3.2(f) hereof. At Seller's election, a representative of Seller shall be present during any entry by Purchaser or its representatives upon the Property for conducting said Inspections. Purchaser shall take all necessary actions to insure that neither it nor any of its representatives shall interfere with the ongoing operations occurring at the Property during the course of performing any such Inspections. Purchaser shall not cause or permit any mechanic liens, materialmen's liens or other liens to be filed against the Property as a result of the Inspections.

                 (b) Purchaser shall have through the last day of the Due Diligence Period in which to conduct its due diligence investigations and analysis of the Property and of all information pertaining to the Property, and, in Purchaser's sole discretion, to determine whether the Property is acceptable to Purchaser. If during the Due Diligence Period, Purchaser becomes aware of any problem or defect in the Property or other aspect of the Property which Purchaser determines makes the Property unsuitable to Purchaser, Purchaser may terminate this Agreement by giving written notice of termination to Seller on or before the last day of the Due Diligence Period. If Purchaser does not timely give notice of termination as aforesaid, Purchaser shall be deemed to have accepted the Property and this Agreement shall continue in full force and effect. In the event of such termination, the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations to the other party hereunder, except for the Surviving Obligations.

                 (c) Purchaser shall, as soon as reasonably practicable and, in any event, at least five (5) days prior to the Closing Date, notify Seller in writing requesting termination of any or all of the Service Contracts that Purchaser desires to have terminated. Seller shall give any required notice of termination as soon as reasonably practicable after receipt of Purchaser's notice requesting same. Notwithstanding the foregoing, Purchaser acknowledges and agrees that any such termination by Seller (i) may be conditioned on the completion of the Closing, and (ii) shall be effective only after expiration of any notice or grace period specified by the terns of the applicable Service Contracts. Any Service Contracts not effectively terminated as of the Closing Date shall be assumed by Purchaser.

                 (d) Purchaser shall have the right to conduct, at its sole cost and expense, any inspections, studies or tests that Purchaser deems appropriate in determining the condition of the Property, provided, however, Purchaser is not permitted to perform any intrusive testing, including, without limitation, a Phase II environmental assessment or borings, without the prior written consent of Seller. In the event this Agreement is terminated for any reason, Seller may require Purchaser to deliver to Seller a complete copy of any environmental studies, reports, tests results, analyses and similar documents prepared by or on behalf of Purchaser or its agents; provided, however, Purchaser shall have no obligation to provide such items to Seller unless and until Seller reimburses Purchaser for the cost of such items.

                 (e) Purchaser agrees and covenants with Seller not to disclose to any third party (other than Purchaser's lenders, accountants, attorneys and other professionals and consultants working for Purchaser on this transaction) without Seller's prior written consent, unless Purchaser is obligated by law to make such disclosure, any of the reports or any other documentation or information obtained by Purchaser which relate to the Property or Seller in any way, all of which shall be used by Purchaser and its agents solely in connection with the transaction contemplated hereby.

                 (f) Purchaser agrees to indemnify, defend and hold Seller and its partners, trustees, beneficiaries, shareholders, managers, advisors and other agents and their respective employees, officers, directors and shareholders (the "Indemnified Parties") harmless from and against any and all claims, losses, damages, costs and expense (including, without limitation, attorneys fees' and court costs) suffered or incurred by any of the Indemnified Parties as a result of or in connection with any activities of Purchaser (including activities of any of Purchaser's employees, consultants, contractors or other agents) conducted pursuant to this Section 3.2 or otherwise, including, without limitation, mechanics' liens, damage to the Property and injury to persons or property resulting from such activities and, in connection therewith, in the event that the Property is disturbed or altered in any way as a result of such activities, Purchaser shall promptly restore the Property to its condition existing prior to the commencement of such activities. Furthermore, Purchaser agrees to maintain and cause any of its representatives or agents conducting any inspections to maintain and have in effect workers' compensation insurance, with statutory limits of coverage, and commercial general liability insurance with (i) appropriate coverages, (ii) waiver of subrogation, and (iii) limits of not less than One Million and 00/100 ($1,000,000.00) for personal injury, including bodily injury and death, and property damage. Such insurance shall name Seller and Heitman Capital Management Corporation as additional insured parties and shall be with companies, with deductibles and otherwise in form reasonably acceptable to Seller. Purchaser shall deliver to Seller a copy of the certificate of insurance effectuating the insurance required hereunder prior to the commencement of such activities.

                 (g) Purchaser acknowledges and agrees that it shall have no right to review or inspect any of the Excluded Documents. Seller, at its option, may make all or portions of Excluded Documents available for review by Purchaser. "Excluded Documents" shall mean (a) internal memoranda, correspondence, analyses, documents or reports prepared by or for Seller in connection with the sale contemplated by this Agreement or in connection with its ownership or operation of the Property, (b) communications between Seller or any affiliate and their attorneys or other agents or representatives, and
(c) appraisals, assessments or other valuations of the Property in the possession of Seller.

                 (h) The provisions of this Section 3.2 shall survive Closing or any termination of this Agreement (collectively, the "Surviving Obligations").

         3.3 Title and Survev and Traffic Signal. Seller, at its sole cost and expense, has obtained and delivered to Purchaser for Purchaser's review:
(a) a commitment for an ALTA owner's policy of title insurance in the amount of the Purchase Price with extended coverage over all general exceptions, a 3.1 zoning endorsement (with parking), an endorsement insuring that there are no violations of any restrictive covenants affecting the Property, a contiguity endorsement and an access endorsement (the "Title Commitment") on the Real Property issued by the Title Company and (b) a current ALTA survey of the Property (the "Survey"). Seller also has caused the Title Company to deliver to Purchaser a copy of each instrument listed as an exception to title or referred to therein. On or before the date hereof, Purchaser has examined the Title Commitment and Survey and delivered to Seller a letter specifying the matters in the Title Commitment and Survey to which Purchaser objects, a copy of which letter is attached hereto as Exhibit L. Except for the matters to which Purchaser has expressly objected as identified in said letter, Purchaser shall be deemed to have accepted all exceptions to the Title Commitment and the form and substance of the Survey, and all matters shown thereon, and all such matters shall be included in the term "Permitted Exceptions" as used herein. Seller shall cure (by removal, endorsement or otherwise) such objections on or before the Closing Date. Notwithstanding the foregoing, Seller shall not be deemed to be in default of this Agreement if it fails to cure any objections to the Title Commitment or the Survey over which it has no control or which did not arise as a result of any action or inaction of Seller ("Non-Removable Objections"). If the Non-Removable Objections are not cured by Seller, or waived by Purchaser, by the scheduled Closing Date then Purchaser may at its option, and as its sole remedy, terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations to the other party except for the Surviving Obligations.
In the event Seller fails to cure all objections to the Title Commitment or the Survey other than the Non-Removable Objections on or before the Closing Date, then the provisions of paragraph 17(a) shall be applicable. In addition to accepting the Permitted Exceptions noted in the Title Commitment or on the Survey, Purchaser acknowledges and agrees as follows, notwithstanding any other provision hereof to the contrary: (i) Seller has advised Purchaser that the applicable governmental authority has installed or is intending to install on or over the public roadway adjacent to the Property a traffic signal, and said authority has requested Seller, and Seller has agreed, to grant an easement to said authority over a portion of the Property to permit such authority to install and maintain on the Property certain equipment required to operate said traffic signal, all as more fully described in Exhibit M attached hereto; (ii) Purchaser approves of the installation of such signal and equipment and the granting of such easement; and (iii) such easement shall be a Permitted Exception for all purposes hereunder. Seller covenants with Purchaser that Seller is not entitled to receive any compensation for permitting the installation of such signal and equipment and, in the event that Seller receives any such compensation, Seller shall promptly pay same over to Purchaser (provided that the closing occurs).

         3.4 Tenant Estoppels. Seller shall deliver to Purchaser, no later than five (5) days prior to the Closing Date, estoppel certificates, in the form of Exhibit G attached hereto or in the form of estoppel required under such tenant's lease, with no material changes thereto as to either form or content, from tenants occupying at least seventy-five percent of the square footage of the Property currently occupied, which shall include Walgreens and Dominick's. In the event Seller fails to deliver the required estoppel certificates, Seller shall not be deemed in default of this Agreement, but Purchaser may terminate this Agreement in which event the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations to the other party except for the Surviving Obligations. If Purchaser does not elect to terminate this Agreement, Seller shall provide its own estoppel certificates in place of those which were supposed to have been (but were not) provided by tenants, and in the form attached hereto as Exhibit G-1, and the information contained in such Seller-provided estoppel certificates shall be deemed a representation by Seller that shall survive the Closing for a period of one year and that shall be limited in the same manner as Seller's other representations herein (as provided in the last three grammatical paragraphs of Section 6 below). Notwithstanding the foregoing: (a) Seller shall not be obligated to provide its own estoppel certificate concerning the Walgreens or Dominick's Lease,
(b) Seller shall not be obligated to provide its own estoppel certificates for more than twenty-five percent of the square footage of the Property currently occupied and (c) in the event that Seller delivers or causes to be delivered to Purchaser after Closing an estoppel certificate from a tenant for which Seller provided its own estoppel certificate, such estoppel certificate provided by the Seller shall be null and void and, at Seller's request, shall be returned by Purchaser to Seller.

4.       Closing; Conditions; Deliveries.

         4.1 Time; Place and Manner of Closing. The Closing shall be held on the Closing Date in the offices of the Title Company or at any location mutually acceptable to the parties; provided, however, that the parties shall deliver all documents and satisfy all other conditions by the close of business on the day prior to the Closing Date so that only the payment of the Purchase Price need actually occur on the Closing Date.

         4.2 Condition to Parties' Obligation to Close. In addition to all other conditions set forth herein, the obligation of Seller, on the one hand, and Purchaser, on the other hand, to consummate the transaction contemplated hereunder shall be contingent upon the following:

                 (a) The other party's representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and the Closing Date;

                 (b) As of the Closing Date, the other party shall have performed its obligations hereunder in all material respects and all deliveries to be made at Closing have been tendered;

                 (c) As of the Closing Date, there shall exist no pending or known threatened action, suit or proceeding with respect to the other party before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or discovery order with respect to, this Agreement or the consummation of the transactions contemplated hereby.

         4.3 Deliveries. At Closing each party shall execute and deliver to the other and/or the Title Company the following documents:

                 (a)      Seller shall deliver to Purchaser and/or the Title
Company:

                          (i) a trustee's deed (the "Deed") to the Property in recordable form, duly executed by the Trust and acknowledged and in the form customarily used by LaSalle National Trust, N.A. as its trustee's deed, conveying to Purchaser or Purchaser's nominee fee simple title to the Real Property, subject to the Permitted Exceptions;

                          (ii) a bill of sale duly executed by Beneficiary and in substantially the same form as set forth in Exhibit D attached hereto, conveying to Purchaser title to all personal property owned by Beneficiary and located at the Real Property, if any;

                          (iii) an assignment of leases duly executed by the Trust and in substantially the same form as set forth in Exhibit E attached hereto, vesting in Purchaser all of the Trust's right, title and interest in and to the Leases;

                          (iv) an assignment of all service contracts, licenses and permits affecting the Property (to the extent freely assignable) duly executed by Beneficiary and in substantially the same form as set forth in Exhibit F attached hereto;

                          (v) a non-foreign transferor certification pursuant to Section 1445 of the Internal Revenue Code and any similar provisions of applicable state law, in substantially the same form as set forth on Exhibit K attached hereto (the "Affidavit");

                          (vi) a Bulk Sales Stop Order from the Illinois Department of Revenue (the "Department") issued pursuant to the provisions of Section 902(d) of the Illinois Income Tax Act and
                                  Section 444(j) of the Retailers Occupation
                                  Tax Act (collectively, the "Acts") or, if available, a release (the "Release") of claims by the Department with respect to the transaction contemplated by this Agreement. If the Release is not available, the amount to be withheld pursuant to the Bulk Sales Stop Order shall be held in the closing escrow by the Title Company until it receives the Release, whereupon the Title Company shall pay to Seller the entire amount withheld; provided, however, that, if the delivery of the Release is subject to a demand for payment to the Department of all or a portion of the amount withheld, the Title Company may, at the discretion of Seller, pay such sums in accordance with the demand and pay the balance, if any, to Seller;

                          (vii) in the event that at least ninety-eight percent (98%) of the leasable area of space at the Property is not leased as of the Closing Date, then on the Closing Date Seller and Purchaser shall execute a master lease (the "Master Lease"), whereunder Seller leases a portion of the vacant space as of Closing to bring the Property to a ninety-eight percent leased level. The Master Lease shall be in form mutually acceptable to Seller and Purchaser, and Seller and Purchaser agree to negotiate the Master Lease in good faith. The Master Lease shall contain the following terms and conditions: (A) the term of the Master Lease shall commence on the Closing Date and expire on the earliest to occur of (x) one year after the Closing Date, (y) the date on which there is leased to one or more third parties a portion of the vacant space at Closing equal to at least the number of square feet that would have caused the Property to be ninety-eight percent leased if such space had been leased at the time of Closing or (z) the date on which the entire amount of the escrowed funds described in clause (D) below has been paid to Purchaser; (B) base rent payable on a monthly basis at an annual rate of $18.00 per square foot per year (i.e. $1.50 per square foot per month); (C) the automatic release of an amount of space from the Master Lease equal to the amount of any portion of the vacant space leased to a third party, which release shall occur at such time as such third party executes a lease for such portion of the vacant space and commences the payment of rent under such lease; (D) Seller's aggregate and sole liability under the Master Lease being limited to $30,000, which amount shall be deposited into an escrow at Closing and disbursed to Purchaser on a monthly basis to pay Seller's obligations under the Master Lease; and (E) Purchaser's agreement to use its good faith efforts to lease the vacant space to third parties and to pay all costs incurred to lease such space to third parties;

                          (viii) Letters to the tenants of the Property in the form of Exhibit I attached hereto; and

                          (ix) Notices in substantially the form attached hereto as Exhibit J attached hereto to the other party to each Service Contract assumed by Purchaser pursuant to Section 3.2(c) of this

                                  Agreement, modified as required to be
                                  consistent with the terms of the applicable
                                  Service Contract.

                 (b)      Purchaser shall pay or deliver to Seller or the Title
Company:

                          (i) the Cash Balance, by wire transfer, as provided in Section 2.2 hereof;

                          (ii) an assumption duly executed by the Purchaser of the assignments described in Paragraphs 4.3(a)(iii) and (iv);

                          (iii)   a Certified Resolution of Purchaser
                                  certifying that Purchaser has the legal
                                  power, right and authority to consummate the purchase of the Property; and

                          (iv)    the Master Lease.

                 (c)      Seller and Purchaser shall jointly deliver:

                          (i)     A Closing Statement; and

                          (ii)    All transfer declarations or similar
                                  documentation required by law.

                 (d) Seller shall cause the Title Company to deliver to Purchaser an initialed mark-up of the Title Commitment, extending the effective date to the Closing Date, insuring Purchaser as owner of the Real Property, and removing all exceptions other than Permitted Exceptions.

         4.4 Permitted Termination. So long as a party is not in default hereunder, if any condition to such party's obligation to proceed with the Closing hereunder has not been satisfied or waived as of the Closing Date or such earlier date as provided herein, such party may, in its sole discretion, terminate this Agreement by delivering written notice to the other party before the Closing Date, or elect to close, notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived any such condition. In the event such party elects to close, there shall be no liability on the part of any other party hereto for breaches of representations and warranties of which the party electing to close had actual knowledge as of the Closing.

5. Prorations. All items of income and expense shall be paid, prorated or adjusted as follows:

         5.1 Base Rent. All base rent or minimum rent under the Leases shall be prorated so that with respect to any such base rent or minimum rent collected by the Seller from tenants under the Leases for the month in which the Closing Date occurs, Purchaser shall be entitled to a credit equal to the total of such collected rent, divided by the number of days in the month in which the Closing Date occurs, and multiplied by the number of days commencing with and including the Closing Date and ending with and including the last day of the month in which the Closing Date occurs. With respect to any base rent or minimum rent under the Leases for the month in which the Closing Date occurs or any prior month which has not been collected by Seller, there shall be no proration; however, any such base rent or minimum rent received by either Seller or Purchaser after the Closing Date shall be deemed to apply on a tenant by tenant basis (A) first on account of any amount that is due Purchaser from such tenant for obligations that accrued under such tenant's lease after the Closing Date; (B) next on account of any amount due Seller from such tenant(s) for the period up to but not including the Closing Date; and (C) finally any balance then remaining to Purchaser; and Purchaser and Seller agree to make such payments to each other as may be required to give effect to such deemed application. If any past due rent or other amounts payable to Seller under the Leases is not paid to Seller within sixty (60) days after the Closing, Seller shall have the right to attempt to effect collection by litigation or otherwise so long as Seller does not take any action to terminate the tenant's Lease or right to possession. Purchaser shall cooperate with Seller in Seller's efforts to collect such past due rent, but shall not, under any circumstances, be required to take any action against any tenant to terminate such tenant's Lease or right to possession.

         5.2 Percentage Rent. The total annual percentage rent payable under each Lease shall be prorated between Purchaser and Seller based solely on Purchaser's and Seller's respective days of ownership of the Property during the applicable lease years in which the Closing occurs, regardless of what portions of the tenants' annual sales occur during the different parts of such years. Accordingly, at such time as percentage rent is paid by any tenant for its lease year in which the Closing occurs, (a) Seller shall be entitled to promptly receive a portion thereof determined by multiplying the total amount thereof by a fraction, the numerator of which is the number of days during such lease year that Seller owned the Property and the denominator of which is the total number of days in such lease year and (b) Purchaser shall be entitled to promptly receive the remaining portion thereof determined by multiplying the total amount thereof by a fraction, the numerator of which is the number of days during such lease year that Purchaser owned the Property and the denominator of which is the total number of days in such lease year.

         5.3 Security Deposits. All security deposits paid by tenants under the terms of the Leases shall be credited to Purchaser on the Closing Date; provided, however, that (i) if at any time prior to the Closing Date the Seller applied all or any portion of a security deposit towards obligations owed by a tenant under a given Lease; and (ii) the tenant under such Lease verifies in its estoppel letter that the security deposit under its Lease has been reduced from its original amount and that it does not dispute such reduction, then in such event only the reduced security deposit shall be credited to the Purchaser on the Closing Date.

         5.4 Tenant CAM and Other Expense Contributions. For purposes hereof, the term "Expenses" shall mean all common area maintenance costs and other operating expenses of the Property, excluding real estate taxes and other items expressly covered in other provisions of this Section 5. All payments by the tenant to the landlord under the Leases for Expenses ("Tenant Expense Contributions") shall be prorated between Seller and Purchaser as follows:

                 (a) Seller and Purchaser shall each be entitled to receive and retain a percentage of the total Tenant Expense Contributions paid by the tenants in the calendar year of Closing (the "Applicable Year") equal to the percentage of the actual Expenses for the Applicable Year paid by said party. As an example, if the total Expenses for the year of Closing (i.e.
1996) are $200,000, of which Seller pays $150,000 and Purchaser pays $50,000, and the total Tenant Expense Contributions for such year are $160,000, then Seller shall be entitled to $120,000 (75% of $160,000) of said Tenant Expense Contributions and Purchaser shall be entitled to $40,000 (25% of $160,000) thereof.

                 (b) At Closing, Seller shall give Purchaser a credit for a prorated portion of the Tenant Expense Contributions paid in advance for the month of Closing determined by multiplying the total such Tenant Expense Contributions paid for such month by a fraction, the numerator of which is the number of days from and including the date of Closing to and including the last day of such month and the denominator of which is the total number of days in such month.

                 (c) At the time of the final calculation and collection from the tenants of the Tenant Expense Contributions for the Applicable Year, whether in the nature of year-end reconciliations or payments in arrears, Seller and Purchaser shall reprorate said Tenant Expense Contributions based on the total amount thereof and the total actual Expenses as contemplated under Paragraph (a) above. If, as a result of said reproration, the parties determine that either Seller or Purchaser received from the tenants (as adjusted for the proration made at Closing pursuant to Paragraph (b) above) an amount of Tenant Expense Contributions in excess of the amount to which such party is entitled pursuant to Paragraph (a) above, such party shall pay such excess to the other party, within fifteen (15) days after the reproration is determined. In connection with the foregoing, Purchaser and Seller agree to cooperate with each other concerning the calculation of the reproration, including, without limitation, the delivery by each party to the other of true and correct information concerning the actual Expenses paid and the Tenant Expense Contributions collected by said party, and Purchaser agrees to use its good faith efforts in collecting Tenant Expense Contributions after Closing, including the prompt preparation and delivery to the tenants of all required year-end reconciliation statements approved by Seller. Seller shall deliver to Purchaser at Closing information concerning the Expenses paid and Tenant Expense Contributions collected by Seller prior to the Closing to the extent reasonably available to Seller at that time.

         5.5 Real Estate Taxes and Tenant Real Estate Tax Contributions. Purchaser and Seller agree to pay and be responsible for real estate taxes assessed against the Property and to share tenant contributions toward said taxes as follows:

                 (a) On or before the Closing, Seller shall have paid or shall pay both the first and second installments of the real estate taxes payable in the year in which the Closing occurs

(i.e. the 1995 taxes payable in 1996). Purchaser shall pay and shall be responsible for all real estate taxes payable in the years after the year in which Closing occurs.

                 (b) Tenant contributions payable by the tenants to the landlord under the Leases for real estate taxes ("Tenant Tax Contributions") shall be shared as follows:

                          (i) Seller shall be entitled to bill, collect and retain (without crediting Purchaser for any portion thereof) (A) the Tenant Tax Contributions that are payable by Dominick's and Walgreens as reimbursement for the taxes payable in the year in which the Closing occurs (i.e. the 1995 taxes payable in 1996, which are to be paid by Seller pursuant to Paragraph (a) above) and (B) all Tenant Tax Contributions payable by the tenants at the Property other than Walgreens and Dominick's (the "Other Tenants") up to and including September 4, 1996 (the "Cut-Off Date"). The amounts to which Seller is entitled under this Paragraph (i) shall, to the extent not collected by Seller prior to Closing, remain accounts receivable owed to and owned by Seller and shall not be transferred by this Agreement or any of the documents executed in connection herewith.

                          (ii) Purchaser shall be entitled to bill, collect and retain (without crediting Seller for any portion thereof) (A) all Tenant Tax Contributions payable by the Other Tenants on or after the Cut-Off Date until the end of the year in which the Closing occurs and (B) all Tenant Tax Contributions payable by any and all tenants (including Walgreens, Dominick's and the Other Tenants) in the years after the year in which the Closing occurs.

                 (c) The real estate taxes shall be paid and the Tenant Tax Contributions shall be shared as specified above, and there shall be no other proration, reproration or credit with respect thereto.

         5.6 Actual Expenses shall be prorated between Purchaser and Seller based upon the actual days of their respective ownership of the Property utilizing the actual Expenses or reasonable estimates. Tenant Expense Contributions shall be prorated as provided in subsection 5.4 above.

         5.7 Utilities not directly metered and paid by tenants shall be prorated as of the Closing Date based upon either meter readings on the Closing Date or the prior month's actual invoices. Seller shall be credited with any unapplied utility deposit in effect as of the Closing Date to the extent such deposit is assignable.

All other items which are customarily prorated in transactions similar to the transaction contemplated hereby and which were not heretofore dealt with, will be prorated as of the

Closing Date. In the event any prorations or computations made under this Section are based upon estimates or prove to be incorrect, then either party shall be entitled to an adjustment to correct the same, provided that it makes written demand on the party from whom it is entitled to such adjustment within one hundred and twenty days after the end of the current calendar year. For purposes of calculating the prorations provided for in this Agreement, Purchaser shall be deemed to be the owner of the Property on the date of Closing.

6. Seller's Representations. Warranties and Covenants. The Trust hereby represents and covenants and Beneficiary hereby represents, warrants and covenants as follows:

         6.1 Power. Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein and to consummate the transactions contemplated hereby.

         6.2 Requisite Action. Seller has obtained all requisite consents necessary to authorize Seller to enter into this Agreement and to consummate the transaction contemplated hereby.

         6.3 Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller have the legal power, right and actual authority to bind Seller to the terms and conditions hereof and thereof.

         6.4 Validity. This Agreement and all documents required hereby to be executed by Seller are and shall be valid, legally binding obligations of and enforceable against Seller in accordance with their terms.

         6.5 Conflicts. Neither the execution and delivery of this Agreement and documents referenced herein, nor the incurrence of the obligations set forth herein, nor the consummation of the transactions herein contemplated, nor referenced herein conflict with or result in the material breach of any terms, conditions or provisions of or constitute a default under, any bond, note, or other evidence of indebtedness or any contract or lease to which Seller is a party.

         6.6 Leases. Attached hereto as Schedule 1 is a complete and accurate list of the Leases, which shall be updated by Seller prior to Closing, if necessary. None of the Leases grants the tenant the right to purchase all or any part of the Property.

         6.7 Service Contracts. Attached hereto as Schedule 2 is a complete and accurate list of the Service Contracts, which shall be updated by Seller prior to Closing, if necessary.

         6.8 Notices. Seller has not received any written notice that the Property, or any of its present uses and operations thereof, are in current violation of any applicable zoning, land use, building, fire, health, labor, safety, subdivision and other laws or regulations.

         6.9 Litigation. Except as set forth on Schedule 3, no litigation has been served upon Seller, filed, or threatened in writing, with respect to the Property that remains outstanding. Schedule 3 shall be updated by Seller prior to Closing, if necessary.

         6.10 Employees. There are no persons employed by Seller in connection with the operation of the Property.

         6.11 Environmental Condition. Seller has no knowledge of any violation of Environmental Laws related to the Property or the presence or release of Hazardous Materials on or from the Property except as disclosed in the environmental report delivered by Seller to Purchaser or made available for Purchaser's review. The term "Environmental Laws" includes without limitation the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA") and other federal laws governing the environment as in effect on the date of this Agreement together with their implementing regulations and guidelines as of the date of this Agreement, and all state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials in effect as of the date of this Agreement. "Hazardous Materials" means any substance which is
(i) designated, defined, classified or regulated as a hazardous substance, hazardous material, hazardous waste, pollutant or contaminant under any Environmental Law, as currently in effect as of the date of this Agreement (ii) petroleum hydrocarbon, including crude oil or any fraction thereof and all petroleum products, (iii) PCBs, (iv) lead, (v) friable asbestos, (vi) flammable explosives, (vii) infectious materials or (viii) radioactive materials.

         6.12    Intentionally Omitted.

         6.13 Indemnity. Seller shall indemnify and hold Purchaser harmless from and against any and all claims, actions, judgments, liabilities, liens, damages, penalties, fines, costs and reasonable attorneys' fees, foreseen or unforeseen, asserted against, imposed on or suffered or incurred by Purchaser (or the Property) directly or indirectly arising out of or in connection with any breach of the warranties, representations and covenants set forth in this
Section 6.

         The warranties and representations set forth in this Agreement shall be deemed remade as of Closing, and said warranties and representations as so remade, and the indemnity obligation set forth herein shall survive Closing, provided that any claim by Purchaser based upon a misrepresentation or breach of any warranty or representation or indemnity obligation under this Agreement shall be deemed waived unless Purchaser has given Seller written notice of such claim prior to the date which is one year from the Closing Date.

         As used in this Agreement, the term "to Seller's knowledge" "actual knowledge" or "best of Sellers knowledge" or any other reference to the knowledge of Seller (i) shall mean and apply to the actual knowledge of Tom Rogers, Marc Swerdlow and Anne Darnley (collectively, the "Knowledge Individuals") and not to any other parties, (ii) shall mean the actual knowledge of such individuals, without any investigation or inquiry of any kind, it being understood and acknowledged that such individuals, in some instances, are not involved in the day-to-day operations of the Property and in some instances were not involved in the negotiation or execution of any leases, management contracts, or service contracts; (iii) shall not mean such individuals are charged with knowledge of the acts, omissions and/or knowledge of the predecessors in title to the Property or with knowledge of the acts, omissions and/or knowledge of Seller's agents or employees; (iv) shall not apply to or to be construed to apply to information or material which may be in the possession of Seller generally or incidentally, but which is not actually known to the individuals who are directly engaged in the management of the Property and the sale and purchase transaction described herein. Similarly, any reference to any written notice, claim, litigation filing or other correspondence or transmittal to Seller set forth herein shall be limited to refer to only those actually received by or known to the Knowledge Individuals in the limited manner provided in clauses
(i)-(iv) above.

         Notwithstanding anything contained in this Agreement to the contrary, all of the representations, warranties and certifications (the "Representations") which are made by Seller and set forth herein or in any of the documents or instruments required to be delivered by Seller hereunder, shall be subject to the following conditions and limitations: (i) there shall no liability on the part of Seller for breaches of Representations of which Purchaser had knowledge of at Closing; and (ii) in the event that prior to the time of Closing, during the course of Purchaser's inspections, studies, tests and investigations conducted pursuant to Paragraph 3.2 hereof, or through other sources, Purchaser gains knowledge of a fact or circumstance which, by its nature, indicates that a Representation was or has become untrue or inaccurate, and such fact or circumstance was not intentionally withheld from Purchaser by Seller with the intent to defraud Purchaser, then Purchaser shall not have the right to bring any lawsuit or other legal action against Seller, nor pursue any other remedies against Seller, as a result of the breach of the Representation caused thereby, but Purchaser's sole right shall be to terminate this Agreement in which event, the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations to the other party hereunder except for the Surviving Obligations. Without limiting Section 18.7 or any other provision hereof, the parties hereto expressly acknowledge and agree that none of Seller's representations, warranties or covenants herein may be relied on by the Title Company, whether by subrogation or otherwise.

7. PURCHASE AS-IS. EXCEPT FOR THE REPRESENTATIONS OF SELLER EXPRESSLY SET FORTH IN SECTION 6 OF THIS AGREEMENT, PURCHASER WARRANTS AND ACKNOWLEDGES TO AND AGREES WITH SELLER THAT PURCHASER IS PURCHASING THE PROPERTY IN ITS "AS-IS, WHERE IS" CONDITION "WITH ALL FAULTS" AS OF THE CLOSING DATE AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESS OR IMPLIED, AS TO ITS CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, OR ANY OTHER WARRANTY OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF SELLER. EXCEPT FOR THE REPRESENTATIONS OF SELLER EXPRESSLY SET FORTH IN SECTION 6 OF THIS AGREEMENT, SELLER SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESS OR IMPLIED, CONCERNING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING,

WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, INCLUDING THE POSSIBILITIES FOR FUTURE DEVELOPMENT OF THE PROPERTY, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, (H) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE PROPERTY OR ANY OTHER ENVIRONMENTAL MATTER OR CONDITION OF THE PROPERTY; OR (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON EXCEPT FOR THE EXPRESS REPRESENTATIONS SET FORTH IN
SECTION 6 OF THIS AGREEMENT. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT PURCHASER IS A SOPHISTICATED AND EXPERIENCED PURCHASER OF PROPERTIES SUCH AS THE PROPERTY AND HAS BEEN DULY REPRESENTED BY COUNSEL IN CONNECTION WITH THE NEGOTIATION OF THIS AGREEMENT. EXCEPT AS MAY OTHERWISE BE PROVIDED HEREIN, SELLER HAS MADE NO AGREEMENT TO ALTER, REPAIR OR IMPROVE ANY OF THE PROPERTY.

8. Purchaser's Representations. Warranties and Covenants. Purchaser hereby represents, warrants and covenants as follows:

         8.1 Power. Purchaser has the legal power, right and authority to enter into this Agreement and the instruments referenced herein and to consummate the transactions contemplated hereby.

         8.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Purchaser in connection with the entering into this Agreement and the instruments referenced herein and the consummation of the transactions contemplated hereby. No consent of any partner, shareholder, creditor, investor, judicial or administrative body, authority or other party is required which has not been obtained to permit Purchaser to enter into this Agreement and consummate the transaction contemplated hereby, including but not limited to, any consent from Purchaser's board of directors.

         8.3 Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Purchaser have the legal power, right and actual authority to bind Purchaser to the terms and conditions hereof and thereof.

         8.4 Validity. This Agreement and all documents required hereby to be executed by Purchaser are and shall be valid, legally binding obligations of and enforceable against Purchaser in accordance with their terms.

         8.5 Conflicts. Neither the execution and delivery of this Agreement and documents referenced herein, nor the incurrence of the obligations set forth herein, nor the consummation of the transactions herein contemplated, nor referenced herein conflict with or result in the material breach of any terms, conditions or provisions of or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, lease or other agreements or instruments to which Purchaser is a party.

         8.6 Litigation. There is no action, suit or proceeding pending or threatened against Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of Purchaser to carry out the transactions contemplated by this Agreement.

         8.7 Indemnity. Purchaser shall indemnify and hold Seller harmless from and against any and all claims, actions, judgments, liabilities, liens, damages, penalties, fines, costs and reasonable attorneys' fees, foreseen or unforeseen, asserted against, imposed on or suffered or incurred by Seller directly or indirectly arising out of or in connection with any breach of the warranties, representations and covenants set forth in this Section 8. The warranties and representations set forth in this Section 8 shall be deemed remade as of Closing, and said warranties and representations as so remade, and the indemnity obligation set forth in herein shall be deemed waived unless Seller has given Purchaser written notice of any such claim prior to the date which is one year from the Closing Date.

9.       Closing Costs.   Seller shall pay the following expenses incurred to
consummate the transaction described herein: (i) costs to obtain an extended coverage ALTA owner's title policy with those endorsements specified in paragraph 3.3 hereof, (iii) all state, county and city transfer taxes; (iv) one-half of all closing escrow fees; and (v) Seller's legal fees and expenses. Purchaser shall pay (a) the additional costs for endorsements other than those specified above; (b) one-half of all closing escrow fees; (c) the fee for the recording of the Deed; (d) all costs and expenses incurred in connection with the transfer of any transferable permits or licenses in connection with the ownership or operation of the Property; and (e) Purchaser's legal fees and expenses.

10.      Commissions.   Seller shall be solely responsible for the payment of a
commission to Holmes Barile Realty Advisers, Inc. (the "Broker") in the amount of $170,000 and a commission to Inland Real Estate Networks Inc. (the "Co-Operating Broker") in the amount of $50,000, in the event the proposed transaction closes. Seller and Purchaser each warrant and represent to the other that (other than the Broker and Co-Operating Broker) neither has had any dealings with any broker, agent, or finder relating to the sale of the Property or the transactions contemplated hereby, and each agrees to indemnify and hold the other and their respective advisors (including Heitman Capital Management Corporation, Seller's advisor) harmless against any claim for brokerage commissions, compensation or fees by any broker, agent, or finder in connection the sale of the Property or the transactions contemplated hereby resulting from the acts of the indemnifying party.

11. Escrow. On or prior to the Closing Date, the parties or their respective attorneys shall establish a deed and money escrow with the Title Company, as Escrowee, through which the transaction contemplated hereby shall be closed. Upon opening of such escrow, the Earnest Money (plus interest thereon) shall be disbursed from the joint order escrow being established concurrently herewith and deposited in the deed and money escrow. The escrow instructions for the deed and money escrow shall be in the form customarily used by the Title Company with such special provisions added thereto as may be required to conform to the provisions of this Agreement. Said escrow shall be auxiliary to this Agreement, and this Agreement shall not be merged into nor in any manner superseded by said escrow. Without limitation on the foregoing, it is contemplated that the transaction shall be closed by means of a so-called New York Style Closing, with the concurrent delivery of the documents of title, transfer of interest, delivery of the title policy or marked-up title commitment described in Section 4.3(d) and the payment of the Purchase Price. Seller and Purchaser shall each provide any undertaking to the Title Company necessary to accommodate the New York Style Closing. Seller and Purchaser shall each pay 50% of the charges of the Title Company for such New York Style Closing.

12. Attorneys' Fees and Costs. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, or in connection with any arbitration or mediation of any dispute, the prevailing party shall be entitled to recover from the other party such sum as the court, arbitrator or mediator may adjudge reasonable as such party's costs and attorney's fees, including such costs and fees as are incurred in any trial, on any appeal, in any bankruptcy proceeding (including the adjudication of issues peculiar to bankruptcy law) and in any petition for review. Each party shall also have the right to recover its reasonable costs and attorney's fees incurred in collecting any sum or debt owed to it by the other party, with or without litigation, if such sum or debt is not paid within fifteen (15) days following written demand therefor.

13. Notice. All notices, demands, deliveries and communications (a "Notice") under this Agreement shall be delivered or sent by: (i) first class, registered or certified mail, postage prepaid, return receipt requested or (ii) nationally recognized overnight carrier, addressed to the address of the party in question set forth in the first paragraph of this Agreement and copies to the parties designated below or to such other address as either party may designate by notice pursuant to this Section. Notices shall be deemed given either one business day after delivery to the overnight carrier or three business days after being mailed as provided in clause (i) above.

         Notices to Seller copy to:        Schwartz, Cooper, Greenberger
                                             & Krauss, Chtd.
                                           180 N. LaSalle Street
                                           Suite 2700
                                           Chicago, Illinois  60601
                                           Attn: David B. Berzon, Esq.

         Notices to Purchaser copy to:     The Inland Group, Inc.
                                           2901 Butterfield Road
                                           Oak Brook, IL  60521
                                           Attn: Robert H. Baum, General Counsel

14.      Fire or Other Casualty: Condemnation.

         14.1 If the Property or any part thereof is damaged by fire or other casualty prior to the Closing Date which would cost in excess of One Hundred Thousand Dollars ($100,000) to repair (as determined by an insurance adjuster mutually selected by Purchaser and Seller), Purchaser may terminate this Agreement by written notice to Seller given on or before the earlier of
(i) twenty (20) days following such casualty or (ii) the Closing Date. In the event of such termination, this Agreement shall be of no further force and effect and (except for the Surviving Obligations) neither party shall thereafter have any further obligation under this Agreement, and Seller shall direct the Title Company to promptly return all Earnest Money to Purchaser. If Purchaser does not elect to terminate this Agreement, then the Closing shall take place as herein provided without abatement of the Purchase Price, and Seller shall assign and transfer to Purchaser on the Closing Date, without warranty or recourse, all of Seller's right, title and interest to all insurance proceeds paid or payable to Seller on account of such fire or casualty and Seller shall pay the cost of the deductible of such insurance policy.

         14.2 If any material portion of the Property is taken in eminent domain proceedings prior to Closing, Purchaser may terminate this Agreement by notice to Seller given on or before the earlier of (i) twenty (20) days after such taking or (ii) the Closing Date, and, in the event of such termination, this Agreement shall be of no further force and effect and, except for the Surviving Obligations, neither party shall thereafter have any further obligation under this Agreement, and Seller shall direct the Title Company to promptly return all Earnest Money to Purchaser. If Purchaser does not so elect to terminate, the Closing shall take place as herein provided without abatement of the Purchase Price, and Seller shall assign and transfer to Purchaser on the Closing Date, without warranty or recourse, all of Seller's right, title and interest in and to all condemnation awards paid or payable to Seller.

15. Operations After Date of This Agreement. Seller covenants and agrees with Purchaser that after the date hereof through the Closing, Seller shall conduct its business involving the Property as follows, and during such period will (except as specifically provided to the contrary herein):

         (a) Refrain from transferring any of the Property or creating on the Property any easements, liens, mortgages, encumbrances, or other interests which will survive Closing or permitting any changes to the zoning classification of the Real Property, except the traffic light easement described in Section 3.3 or any other Permitted Exceptions;

         (b) Refrain from entering into or amending any contracts, or other agreements (excluding leases) regarding the Property (other than contracts in the ordinary and usual course of business and which are cancelable by the owner of the Property without penalty within thirty (30) days after giving notice thereof);

         (c) Continue to operate, maintain, and repair the Property in a manner consistent with Seller's current practices;

         (d) Fully comply with the terms of the Leases, and without the prior written consent of Purchaser (which consent shall not be unreasonably withheld by Purchaser), refrain from (i) amending any Leases of any portion of the Property except in accordance with Paragraph (f) below, (ii) canceling any of such Leases, or (iii) applying any security deposits under the Leases to past due accounts;

         (e) Refrain from offering the Property for sale or marketing the same; and

         (f) Refrain from executing any new leases (or amendments to existing leases) without the prior written consent of Purchaser (which consent shall not be unreasonably withheld). Purchaser shall not be deemed to have unreasonably withheld its consent to a Proposal if it disapproves such Proposal because, in Purchaser's reasonable judgment, the tenant improvement costs, allowances, leasing commissions and other expenses are too high given the overall economics of the Proposal. Seller shall submit to Purchaser a proposal describing the economic terms of any proposed lease (or amendment) along with financial information on the tenant (the "Proposal"). Purchaser shall provide its written approval or disapproval of such Proposal within five days after receipt of the Proposal. In the event Purchaser approves any such Proposal, unless otherwise provided in the Proposal, Purchaser shall be solely responsible for all tenant improvement costs, allowances, leasing commissions and other expenses payable with respect to such Proposal (and the lease or amendment arising therefrom). Seller shall have the right to execute the lease document arising from any Proposal approved by Purchaser provided the Seller's standard lease or amendment form is utilized without material modifications. The parties acknowledge that (i) Purchaser has approved the Proposals for certain new leases (or amendments to existing leases) with the tenants or prospective tenants listed in Exhibit N attached hereto, (ii) with the exception of the Starbucks transaction, none of such approved Proposals requires the payment of any costs by the landlord and (iii) Purchaser shall be solely responsible for all tenant improvement costs, allowances, leasing commissions and other expenses payable with respect to the Starbucks Proposal and the lease arising therefrom. In the event the Seller pays any amounts for which Purchaser is responsible hereunder, Purchaser shall reimburse Seller therefor at Closing. Purchaser also shall be solely responsible for all costs and expenses attributable to any new leases, renewals, amendments or other leasing activity effective after the Closing.

16. Assignment. Purchaser shall not assign this Agreement without Seller's prior written consent which consent may be withheld for any reason or no reason. Notwithstanding the foregoing, Purchaser shall be permitted, without Seller's consent, to assign its rights, privileges, duties and obligations under this Agreement to an entity which is an affiliate of The Inland Group, Inc. Subject to the previous sentence, this Agreement shall apply to, inure to the benefit of and be binding upon and enforceable against the parties hereto and their respective successors and assigns. Any assignment shall be conditioned upon the receipt of a duly executed express assumption of all of the duties and obligations of Purchaser.

17.      Remedies.

         (a) IN THE EVENT THAT SELLER SHALL FAIL TO CONSUMMATE THIS AGREEMENT FOR ANY REASON, EXCEPT PURCHASER'S DEFAULT OR A TERMINATION OF THIS AGREEMENT BY PURCHASER OR SELLER PURSUANT TO A RIGHT TO DO SO UNDER THE PROVISIONS HEREOF, PURCHASER, AS ITS SOLE AND EXCLUSIVE REMEDIES, MAY TERMINATE THIS AGREEMENT AND RECEIVE A REFUND OF THE EARNEST MONEY OR MAY APPLY TO A COURT OF COMPETENT JURISDICTION FOR THE REMEDY OF SPECIFIC PERFORMANCE IN WHICH LATTER CASE PURCHASER SHALL BE ENTITLED TO RECORD A LIS PENDENS OR NOTICE OF PENDENCY OF ACTION AGAINST THE PROPERTY AND THE EARNEST MONEY SHALL REMAIN ON DEPOSIT UNTIL THE DISPOSITION OF SUCH ACTION. IN THE EVENT PURCHASER OR SELLER PREVAILS IN PURCHASER'S SUIT FOR SPECIFIC PERFORMANCE, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ITS COSTS OF SUIT, INCLUDING ATTORNEYS FEES.

         (b) IN THE EVENT THAT PURCHASER SHOULD FAIL TO CONSUMMATE THIS AGREEMENT FOR ANY REASON, EXCEPT SELLER'S DEFAULT OR THE TERMINATION OF THIS AGREEMENT BY PURCHASER PURSUANT TO A RIGHT TO DO SO UNDER THE TERMS AND PROVISIONS HEREOF, THEN SELLER, AS ITS SOLE AND EXCLUSIVE REMEDY, MAY TERMINATE THIS AGREEMENT BY NOTIFYING PURCHASER THEREOF AND RECEIVE AND RETAIN THE EARNEST MONEY AS LIQUIDATED DAMAGES. THE PARTIES AGREE THAT SELLER WILL SUFFER DAMAGES IN THE EVENT OF PURCHASER'S DEFAULT ON ITS OBLIGATIONS. ALTHOUGH THE AMOUNT OF SUCH DAMAGES IS DIFFICULT OR IMPOSSIBLE TO DETERMINE, THE PARTIES AGREE THAT THE AMOUNT OF THE EARNEST MONEY IS A REASONABLE ESTIMATE OF SELLER'S LOSS IN THE EVENT OF PURCHASER'S DEFAULT. THUS, SELLER SHALL ACCEPT AND RETAIN THE EARNEST MONEY AS FULL AND COMPLETE LIQUIDATED DAMAGES BUT NOT AS A PENALTY, AND SUCH LIQUIDATED DAMAGES SHALL CONSTITUTE SELLER'S SOLE AND EXCLUSIVE REMEDY. NOTWITHSTANDING THE FOREGOING: (i) IF SELLER IS REQUIRED TO BRING A SUIT TO OBTAIN THE EARNEST MONEY, THEN, IN THE EVENT PURCHASER OR SELLER PREVAILS IN SUCH SUIT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ITS COSTS OF SUIT, INCLUDING ATTORNEYS FEES (WHICH, IN THE CASE OF SELLER PREVAILING, SHALL BE IN ADDITION TO RECEIVING THE EARNEST MONEY); AND
(ii) NOTHING SET FORTH HEREIN SHALL LIMIT PURCHASER'S LIABILITY FOR THE SURVIVING OBLIGATIONS IN THE EVENT OF TERMINATION OF THIS AGREEMENT.

SELLER AND PURCHASER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THE FOREGOING REMEDIES PROVISIONS BOTH IN THE CASE OF A DEFAULT BY SELLER AND A DEFAULT BY PURCHASER AND AGREE TO BE BOUND BY THE TERMS OF SUCH PROVISIONS.

18.      Miscellaneous.

         18.1 Entire Agreement. This Agreement, together with the exhibits attached hereto, constitute the entire agreement of the parties hereto regarding the purchase and sale of the Property, and all prior agreements, understandings, representations and statements, oral or written, are hereby merged herein. In the event of a conflict between the terms of this Agreement and any prior written agreements, the terms of this Agreement shall prevail. This Agreement may only be amended or modified by an instrument in writing, signed by the party intended to be bound thereby.

         18.2 Time. All parties hereto agree that time is of the essence in this transaction.

         18.3 Counterpart Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

         18.4 Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF ILLINOIS AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         18.5 Publicity. Seller and Purchaser hereby covenant and agree that, at all times after the date of execution hereof, unless consented to in writing by the other party, no press release or other public disclosure concerning this transaction shall be made, and each party agrees to use best efforts to prevent disclosure of this transaction.

         18.6 Recordation. Purchaser shall not record this Agreement or a memorandum or other notice thereof in any public office except in the event of a default by Seller and election by Purchaser to pursue the remedy of specific performance.

         18.7 Benefit. This Agreement is for the benefit of Purchaser and Seller and, except as otherwise expressly provided herein, no other person or entity will be entitled to rely on this Agreement, receive any benefit from it or enforce any provisions of it against Purchaser or Seller.

         18.8 Section Headings. The Section headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several Sections hereof.

         18.15 No Survival. Except as otherwise expressly provided herein, the covenants, agreements and other provisions hereof shall not survive the Closing.

19. Exculpation of Seller and Related Parties. Notwithstanding anything to the contrary contained in this Agreement or in any exhibits hereto attached or in any documents executed in connection herewith (collectively, including this Agreement and said exhibits, the "Purchase Documents"), it is expressly understood and agreed by and between the parties hereto that: (i) the recourse of Purchaser or its successors or assigns against Seller with respect to the alleged breach by or on the part of Seller of any representation, warranty, covenant, undertaking, indemnity or agreement contained in any of the Purchase Documents (collectively, "Seller's Undertakings") shall extend only to Seller's interest in the Property (which shall include the net proceeds received by Seller as a result of the Closing of the sale of the Property to Purchaser) and not to any other assets of Seller or its shareholders, partner or beneficiaries or any of the other persons or entities referred to in clause (ii) below; and
(ii) no personal liability or personal responsibility of any sort with respect to any of Seller's Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Seller or Heitman Capital Management Corporation, or against any of their respective shareholders, directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives, except to the extent of their interest in the Property (or in the net proceeds from the sale thereof).

20. Trustee Exculpation. Notwithstanding anything contained herein to the contrary, LaSalle National Trust, N.A. is executing this Agreement solely in its capacity as Trustee, as aforesaid, and said Trustee shall have no personal liability or responsibility for the performance or observance of any of the covenants, agreements, representations, warranties or other duties or obligations of the Seller hereunder, all such personal liability and responsibility being expressly waived.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be made as of the day and year first above stated.


                 SELLER:
                 LASALLE NATIONAL TRUST, N.A., as Trustee under
                 Trust Agreement dated May 31, 1983 and
                 known as Trust Number 106520 AND NOT
                 PERSONALLY

                 By:      /SIG/
                          ----------------------------------
                 Its:     ASSISTANT SECRETARY
                          ----------------------------------


                 ENDOWMENT AND FOUNDATION REALTY PARTNERSHIP - JMB I, an Illinois limited partnership



                          By: Heitman Capital Management Corporation, an Illinois corporation,
                                  Investment Advisor

                                  By:      /SIG/
                                           ----------------------------------
                                  Its:     Executive Vice President
                                           ----------------------------------


                 PURCHASER:

                 INLAND MONTHLY INCOME FUND III, INC.,
                 a Maryland corporation

                 By:      /SIG/
                          ----------------------------------
                 Its:     Vice President
                          ----------------------------------

         Exhibit A        -       Legal Description
         Exhibit B        -       Intentionally Deleted
         Exhibit C        -       Intentionally Deleted
         Exhibit D        -       Form of Bill of Sale
         Exhibit E        -       Form of Assignment and Assumption of Leases
         Exhibit F        -       Form of Assignment and Assumption of Contracts, Licenses and Permits
         Exhibit G        -       Form of Tenant Estoppel Certificate
         Exhibit Gl       -       Form of Estoppel Certificate of Sell
         Exhibit H        -       Form of Earnest Money Escrow Agreement
         Exhibit I        -       Form of Tenant Notification Letter
         Exhibit J        -       Form of Vendor Notification Letter
         Exhibit K        -       Form of Non-Foreign Affidavit
         Exhibit L        -       Copy of Letter of Title Objections
         Exhibit M        -       Description of Traffic Signal Easement
         Exhibit N        -       List of Approved Tenant Proposals
         Schedule 1       -       List of Leases
         Schedule 2       -       List of Service Contracts
         Schedule 3       -       List of Litigation


                                   EXHIBIT A

                               LEGAL DESCRIPTION

THAT PART OF OUTLOT 1 IN NEW CENTURY TOWN UNIT ONE, BEING A SUBDIVISION OF PARTS OF SECTIONS 32 AND 33, TOWNSHIP 44 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, RECORDED NOVEMBER 2, 1973, AS DOCUMENT 1641342 IN BOOR 53 OF PLATS, PAGES 26, 27 AND 28, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTH EAST CORNER OF SAID OUTLOT 1; THENCE SOUTH 88 DEGREES 45 MINUTES 24 SECONDS WEST ALONG A SOUTH LINE OF SAID OUTLOT 1, A DISTANCE OF 50.00 FEET; THENCE SOUTH 0 DEGREES 38 MINUTES 22 SECONDS EAST ALONG AN EASTERLY LINE OF SAID OUTLOT 1, A DISTANCE OF 10.00 FEET; THENCE SOUTH 88 DEGREES 45 MINUTES 24 SECONDS WEST ALONG A SOUTH LINE OF SAID OUTLOT 1 A DISTANCE OF 140.00 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID SOUTH LINE OF SAID OUTLOT 1 SOUTH 88 DEGREES 45 MINUTES 24 SECONDS WEST 535.81 FEET; THENCE NORTH 88 DEGREES 45 MINUTES 09 SECONDS WEST ALONG A SOUTHERLY LINE OF SAID OUTLOT 1 A DISTANCE OF 147.11 FEET; THENCE NORTH 1 DEGREES 14 MINUTES 36 SECONDS WEST
39.00 FRET; THENCE NORTH 46 DEGREES 14 MINUTES 36 SECONDS WEST 358.59 FEET; THENCE SOUTH 88 DEGREES 45 MINUTES 24 SECONDS WEST 20.65 FEET TO A POINT ON THE WESTERLY LINE OF SAID OUTLOT 1; THENCE NORTHERLY ALONG SAID WESTERLY LINE, SAID LINE BEING A CURVE, CONCAVE TO THE EAST, HAVING A RADIUS OF 950.00 FEET, AN ARC DISTANCE OF 252.72 FEET, THE CHORD OF SAID ARC HAVING A LENGTH OF 251.98 FEET AND A BEARING OF NORTH 11 DEGREES 13 MINUTES 02 SECONDS EAST; THENCE NORTH 88 DEGREES 45 MINUTES 24 SECONDS EAST 727.03 FEET; THENCE NORTH 1 DEGREES 14 MINUTES 36 SECONDS WEST 10.00 FEET; THENCE NORTH 88 DEGREES 45 MINUTES 24 SECONDS EAST 210.00 FEET TO THE WESTERLY LINE OF LOT 1 IN THE FIRST RESUBDIVISION OF OUTLOT 1 IN NEW CENTURY TOWN UNIT ONE, BEING A SUBDIVISION OF PARTS OF SECTIONS 32 AND 33, TOWNSHIP 44 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, RECORDED DECEMBER 3, 1976, AS DOCUMENT 1807715; THENCE SOUTHELRY ALONG SAID WEST LINE OF LOT 1, SAID LINE BEING A CURVE, CONCAVE TO THE EAST, HAVING A RADIUS OF 150.00 FEET, AN ARC DISTANCE OF 16.28 FEET TO THE SOUTH WEST CORNER OF SAID LOT 1, THE CHORD OF SAID ARC HAVING A LENGTH OF 16.27 FEET, AND A BEARING OF SOUTH 9 DEGREES 07 MINUTES 19 SECONDS WEST; THENCE NORTH 88 DEGREES 45 MINUTES 24 SECONDS EAST ALONG A SOUTH LINE OF SAID LOT 1, A DISTANCE OF 13.62 FEET; THENCE SOUTHERLY ALONG A CURVE, CONCAVE TO THE EAST HAVING A RADIUS OF 136.50 FEET, AN ARC DISTANCE OF 19.02 FEET TO A POINT OF TANGENCY, THE CHORD OF SAID ARC HAVING A LENGTH OF 19.00 FEET AND A BEARING OF SOUTH 2 DEGREES 44 MINUTES 53 SECONDS WEST; THENCE SOUTH 1 DEGREES 14 MINUTES 36 SECONDS EAST 38.99 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG A CURVE CONCAVE TO THE EAST HAVING A RADIUS OF 241.50 FEET, AN ARC DISTANCE OF
97.05 FEET TO A POINT OF COMPOUND CURVATURE, THE CHORD OF SAID ARC HAVING A LENGTH OF 96.40 FEET AND A BEARING OF SOUTH 12 DEGREES 45 MINUTES 20 SECONDS EAST; THENCE SOUTHEASTERLY ALONG A CURVE, CONCAVE TO THE NORTH EAST, HAVING A RADIUS OF 25.00 FEET, AN ARC DISTANCE OF 34.54 FEET TO A POINT OF REVERSED CURVATURE THE CHORD OF SAID ARC HAVING A LENGTH OF 31.86 FEET AND A BEARING OF SOUTH 63 DEGREES 51 MINUTES 09 SECONDS EAST; THENCE EASTERLY ALONG A CURVE, CONCAVE TO THE SOUTH, HAVING A RADIUS OF 182.33 FEET AN ARC DISTANCE OF 38.81 FEET TO A POINT OF TANGENCY, THE CHORD OF SAID ARC HAVING A LENGTH OF 38.73 FEET AND A BEARING OF NORTH 82 DEGREES 39 MINUTES 13 SECONDS EAST; THENCE NORTH 88 DEGREES 45 MINUTES 24 SECONDS EAST 61.21 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG A CURVE, CONCAVE TO THE SOUTH, HAVING A

                               EXHIBIT  A  CONT.

RADIUS OF 167.00 FEET, AN ARC DISTANCE OF 18.95 FEET TO A POINT OF REVERSED CURVATURE, THE CHORD OF SAID ARC HAVING A LENGTH OF 18.94 FEET AND A BEARING
OF SOUTH 87 DEGREES 59 MINUTES 36 SECONDS EAST; THENCE EASTERLY ALONG A CURVE, CONCAVE TO THE NORTH, HAVING A RADIUS OF 120.00 FEET, AN ARC DISTANCE OF 25.80 FEET TO THE EASTERLY LINE OF SAID OUTLOT 1, THE CHORD OF SAID ARC HAVING A LENGTH OF 25.75 FEET AND A BEARING OF NORTH 89 DEGREES 05 MINUTES 48 SECONDS EAST; THENCE SOUTH 32 DEGREES 43 MINUTES 31 SECONDS WEST ALONG SAID EASTERLY LINE OF OUTLOT 1, A DISTANCE OF 23.12 FEET; THENCE WESTERLY ALONG A CURVE, CONCAVE TO THE SOUTH HAVING A RADIUS OF 150.00 FEET, AN ARC DISTANCE OF 31.98 FEET TO A POINT OF TANGENCY, THE CHORD OF SAID ARC HAVING A LENGTH OF 31.92 FEET AND A BEARING OF NORTH 85 DEGREES 08 MINUTES 05 SECONDS WEST; THENCE SOUTH 88 DEGREES 45 MINUTES 24 SECONDS WEST 61.21 FEET TO A POINT OF CURVATURE; THENCE SOUTHWESTERLY ALONG A CURVE CONCAVE TO THE SOUTH EAST, HAVING A RADIUS OF 165.33 FEET, AN ARC DISTANCE OF 144.28 FEET, THE CHORD OF SAID ARC HAVING A LENGTH OF 139.75 FEET, AND A BEARING OF SOUTH 63 DEGREES 45 MINUTES 24 SECONDS WEST; THENCE SOUTH 0 DEGREES 38 MINUTES 22 SECONDS EAST 300.00 FEET TO THE POINT OF BEGINNING, IN LAKE COUNTY, ILLINOIS.

                                   EXHIBIT B
                             INTENTIONALLY DELETED

                                   EXHIBIT C
                             INTENTIONALLY DELETED

                                   EXHIBIT D

                                  BILL OF SALE

         KNOW ALL MEN BY THESE PRESENTS, that Endowment and Foundation Realty Partnership -- JMB-I, an Illinois limited partnership ("Seller") in consideration of Ten and 00/100 Dollars ($10.00), the receipt and sufficiency of which is hereby acknowledged, does hereby sell, assign, transfer, quit claim and set over unto Inland Monthly Income Fund III, Inc., a Maryland corporation ("Purchasers) all furniture, furnishings, fixtures, equipment and other personal property set forth on Exhibit A attached hereto and made a part hereof (the "Personal Property") located at, on and about the real estate commonly known as Hawthorn Village Commons and legally described on Exhibit B attached hereto and made a part hereof (the "Premises").

         TO HAVE AND TO HOLD the Personal Property unto Purchaser and Purchaser's heirs, legal representatives, successors and assigns forever.

         ALL WARRANTIES OF QUALITY OR FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY ARE EXPRESSLY EXCLUDED. THE PERSONAL PROPERTY SOLD HEREUNDER IS SOLD IN "AS IS" CONDITION WITHOUT ANY REPRESENTATION OR WARRANTY BY SELLER.

         IN WITNESS WHEREOF, Seller has signed this Bill of Sale at Chicago, Illinois this ________ day of _______, 1996.

         ENDOWMENT AND FOUNDATION REALTY PARTNERSHIP -- JMB I, an Illinois limited partnership

         By:     JMB Institutional Realty Corporation,
                 an Illinois corporation,
                 Corporate General Parmer


                 By: Heitman Capital Management Corporation, an Illinois corporation, Investment Advisor

                          By:_______________________________________

                          Its:______________________________________

                                   EXHIBIT A
                                 (BILL OF SALE)
                           LIST OF PERSONAL PROPERTY

                                   EXHIBIT B
                               (TO BILL OF SALE)
                               LEGAL DESCRIPTION

                                   EXHIBIT E

                      ASSIGNMENT AND ASSUMPTION OF LEASES

         FOR AND IN CONSIDERATION of the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, LaSalle National Trust, N.A., successor to LaSalle National Bank, as Trustee under a Trust Agreement dated May 31, 1983 and known as Trust No. 106520, having its principal office c/o Heitman Capital Management Corporation, 180 North LaSalle Street, Chicago, Illinois 60601 ("Assignor"), hereby sells, transfers, assigns and sets over unto Inland Monthly Income Fund III, Inc., a Maryland corporation, 2901 Butterfield Road, Oak Brook, Illinois 60521 ("Assignee"), its legal representatives, successors and assigns all of Assignor's right, title and interest in, to and under (a) those certain leases referred to on Exhibit A attached hereto and made a part hereof (the "Leases") affecting the real estate legally described on Exhibit B attached hereto and made a part hereof and commonly known as Hawthorn Village Commons, Vernon Hills, Illinois (the "Property") and (b) the rent therein referred except, however, that portion of said rent attributable to periods of time prior to the Closing Date (as defined in that certain Agreement of Purchase and Sale by and between Assignor and Assignee, dated as of July _____, 1996) and any other rent reserved to Assignor or its beneficiary pursuant to the provisions of said Agreement of Purchase and Sale, including, without limitation, Section 5 thereof.

         Assignee does hereby accept the foregoing Assignment and Assumption of Leases subject to the terms and conditions herein and in the Leases, and does hereby assume, as of the date hereof, and become responsible for and agree to perform, discharge, fulfill and observe all of the obligations, terms, covenants, provisions and conditions under the Leases arising from and after the Closing Date, and Assignee agrees to be liable for the observance and performance thereof as fully as though Assignee was the original landlord or lessor thereunder. Assignee agrees to protect, defend, indemnify and hold harmless Assignor and its beneficiary and their respective legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including without limitation reasonable attorneys' fees), court Costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignor or its beneficiary or their respective legal representatives, successors and assigns or any of them arising out of or in connection with the Leases as to events occurring from and after the Closing Date. Assignor agrees to protect, defend, indemnify and hold harmless Assignee, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including, without limitation, reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignee, its legal representatives, successors and assigns or any of them arising out of or in connection with the Leases as to events occurring prior to the Closing Date, provided that any claim made by Purchaser hereunder shall be deemed waived unless Purchaser has given Seller written notice of such claim prior to the date which is one year after the Closing Date.

         Notwithstanding anything to the contrary contained in this Assignment and Assumption of Leases, it is expressly understood and agreed by and between the parties hereto that the recourse of Assignee or its successors or assigns against Assignor or of Assignor against Assignee with respect to indemnity obligations provided above shall extend only to Assignor's or Assignee's interest in the Property (which shall include the net proceeds received by Assignor as a result of the Closing of the sale of the Property to Assignee and any insurance proceeds or condemnation proceeds received by Assignor) and not to any other assets of Assignor or its beneficiary or Assignee or any of the other persons or entities referred to below. No personal liability or personal responsibility of any sort with respect to the indemnity obligations of Assignor above is assumed by, or shall at any time be asserted or enforceable against, Assignor or Heitman Capital Management Corporation, or against any of their respective shareholders, directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives, except to the extent of their interest in the Property (or in the net proceeds from the sale thereof and any insurance proceeds or condemnation proceeds received Assignor).

This Assignment and Assumption of Leases shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective beneficiaries, legal representatives, heirs, successors and assigns, subject, however, to any limitations on assignment set forth in the aforesaid Agreement of Purchase and Sale.

         This Assignment and Assumption of Leases may be executed in counterparts, and as so executed shall constitute one and the same agreement.

         Notwithstanding anything contained herein to the contrary, LaSalle National Trust, N.A. is executing this Assignment solely in its capacity as Trustee, as aforesaid, and said Trustee shall have no personal liability or responsibility for the performance or observance of any of the covenants, agreements, representations, warranties or other duties or obligations of the Seller hereunder, all such personal liability and responsibility being expressly waived.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Leases this _____ day of ___________, 1996.


                 ASSIGNOR:

                 LASALLE NATIONAL TRUST, N.A.,
                 not personally but as Trustee as aforesaid

                 By:
                    ----------------------------------------

                 Its:
                     ---------------------------------------


                 ASSIGNEE:

                 INLAND MONTHLY INCOME FUND III, INC.,
                 a Maryland corporation

                 By:
                    ----------------------------------------

                 Its:
                     ---------------------------------------

                                   EXHIBIT A
                    (TO ASSIGNMENT AND ASSUMPTION OF LEASES)
                                 LIST OF LEASES

                                   EXHIBIT B
                    (TO ASSIGNMENT AND ASSUMPTION OF LEASES)
                               LEGAL DESCRIPTION

                                   EXHIBIT F

         ASSIGNMENT AND ASSUMPTION OF CONTRACTS, LICENSES AND PERMITS

         FOR AND IN CONSIDERATION of the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Endowment and Foundation Realty Partnership -- JMB-I, an Illinois limited partnership, having its principal office c/o Heitman Capital Management Corporation, 180 North LaSalle Street, Chicago, Illinois 60601 ("Assignor"), hereby sells, transfers, assigns and sets over unto Inland Monthly Income Fund III, Inc., a Maryland corporation, 2901 Butterfield Road, Oak Brook, Illinois 60521 ("Assignee"), its legal representatives, successors and assigns effective as of the Closing Date (as defined in that certain Agreement of Purchase and Sale by and between Assignor and Assignee, dated as of July ____,
1996) all of Assignor's right, title and interest in, to and under (a) those certain service, construction, development, maintenance, operation and management agreements, utility contracts and other agreements referred to on Exhibit A attached hereto and made a part hereof (the "Contracts") affecting the real estate legally described on Exhibit B attached hereto and made a part hereof and commonly known as Hawthorn Village Commons, Vernon Hills, Illinois (the "Property") and (b) all licenses and permits relating to the construction, use and operation of the Property.

         Assignee does hereby accept the foregoing Assignment and Assumption of Contracts, Licenses and Permits and does hereby assume, as of the Closing Date, and become responsible for and agree to perform, discharge, fulfill and observe all of the obligations, terms, covenants, provisions and conditions under the Contracts arising from and after the date hereof, and Assignee agrees to be liable for the observance and performance thereof as fully as though Assignee was the original party thereunder. Assignee agrees to protect, defend, indemnify and hold harmless Assignor, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including without limitation reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignor, its legal representatives, successors and assigns or any of them arising out of or in connection with the Contracts, as to events occurring from and after the Closing Date. Assignor agrees to protect, defend, indemnify and hold harmless Assignee, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including, without limitation, reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignee, its legal representatives, successors and assigns or any of them arising out of or in connection with the Contracts, as to events occurring prior to the Closing Date, provided that any claim made by Purchaser hereunder shall be deemed waived unless Purchaser has given Seller written notice of such claim prior to the date which is six months after the Closing Date.

         Notwithstanding anything to the contrary contained in this Assignment and Assumption of Contracts, Licenses and Permits, it is expressly understood and agreed by and between the parties hereto that the recourse of Assignee or its successors or assigns against Assignor or of Assignor against Assignee with respect to indemnity obligations provided above shall extend only to Assignor's or Assignee's interest in the Property (which shall include the net proceeds received by Assignor as a result of the Closing of the sale of the Property to Assignee and any insurance proceeds or condemnation proceeds received by Assignor) and not to any other assets of Assignor or its partners or Assignee or any of the other persons or entities referred to below. No personal liability or personal responsibility of any sort with respect to the indemnity obligations of Assignor above is assumed by, or shall at any time be asserted or enforceable against, Assignor or Heitman Capital Management Corporation, or against any of their respective shareholders, directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives, except to the extent of their interest in the Property (or in the net proceeds from the sale thereof and any insurance proceeds or condemnation proceeds received by Assignor).

         This Assignment and Assumption of Contracts, Licenses and Permits shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective beneficiaries, legal representatives, heirs, successors and assigns, subject, however, to any limitations on assignment set forth in the aforesaid Agreement of Purchase and Sale.

         This Assignment and Assumption of Contracts, Licenses and Permits may be executed in counterparts, and as so executed shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Contracts, Licenses and Permits this _______ day of _______, 1996.

                 ASSIGNOR:

                 ENDOWMENT AND FOUNDATION REALTY PARTNERSHIP -- JMB I, an Illinois limited partnership

                 By:      JMB Institutional Realty Corporation,
                          an Illinois corporation,
                          Corporate General Partner

                          By: Heitman Capital Management Corporation, an Illinois corporation,
                                  Investment Advisor

                                  By:
                                      ---------------------------------------

                                  Its:
                                       --------------------------------------

                 ASSIGNEE:

                 INLAND MONTHLY INCOME FUND III, INC.,
                 a Maryland corporation

                 By:
                     ---------------------------------------

                 Its:
                      --------------------------------------

                                   EXHIBIT A
                  (TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS,
                             LICENSES AND PERMITS)

                               LIST OF CONTRACTS

                                   EXHIBIT B
                  (TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS,
                             LICENSES AND PERMITS)

                               LEGAL DESCRIPTION

                                   EXHIBIT G
                      FORM OF TENANT ESTOPPEL CERTIFICATE

Date:    ____________________________, 1996

To:      Inland Monthly Income Fund III, Inc.

Re:      TENANT:______________________________________

         PREMISES: Suite _______, Hawthorn Village Commons, Vernon Hills,
         Illinois

         The Undersigned Tenant hereby confirms, as of the date hereof the following:

         1. Tenant is the current tenant under a Lease dated __________________________ wherein LaSalle National Trust, N.A. of Chicago, Illinois, not individually but as Trustee under Trust Agreement dated May 31, 1983 known as Trust No. 106520 ("Landlord") is the current Landlord. Said Lease together with the following amendments or modifications:

                 [INSERT DESCRIPTION OF LEASE AMENDMENTS, IF APPLICABLE]

                 constitutes the entire agreement between Landlord and Tenant with respect to the premises demised thereby (the "Premises"). The Lease, as so amended (if applicable), is hereby referred to as the "Lease."

         2. The Lease is in full force and effect. Landlord is not in default under the Lease.

         3. Tenant has accepted possession of the Premises, and any improvements required by the terms of the Lease to be made by Landlord have been substantially completed to the satisfaction of Tenant.

         4. The presently existing term of the Lease expires on _____________________ and Tenant has the following options to extend:

                 [INSERT DESCRIPTION OF OPTIONS TO EXTEND, IF APPLICABLE]

         5. The obligation of Tenant to pay rent under the lease has commenced. No rent payable under the Lease has been paid more than one (1) month in advance of its due date. Tenant is not entitled to any rent credit, concession, free rent period or other concession under the Lease except as follows:

                 [INSERT DESCRIPTION OF CONCESSIONS, IF APPLICABLE]

         6. No charge, lien, or claim of offset has accrued to Tenant under the Lease or otherwise against rents or other charges due or to become due thereunder.

         7.      Landlord holds no security deposit under the Lease.


                                  [NAME OF TENANT]

                                  By:
                                      ---------------------------------------

                                  Title:
                                         ------------------------------------

                                  EXHIBIT G-1
                      FORM OF SELLER ESTOPPEL CERTIFICATE

Date:    _________________________, 1996

To:      Inland Monthly Income Fund III, Inc.

Re:      "TENANT":

         "LANDLORD":      LaSalle National Trust, N.A. of Chicago, Illinois,
                          not individually but as Trustee under Trust Agreement dated May 31, 1983 known as Trust No. 106520

         "PREMISES":      Suite ______, Hawthorn Village Commons, Vernon Hills,
                          Illinois

         Pursuant to the terms of Section 3.4 of that certain Agreement of Purchase and Sale dated as of July __, 1996 (the "Agreement"), between Landlord, the undersigned and Inland Monthly Income Fund III, Inc., a Maryland corporation ("Purchaser"), the undersigned hereby represents to Purchaser that, to the best knowledge of the undersigned, as of the date hereof:

         1. Tenant is the tenant under a Lease dated _____________________ with Landlord. Said Lease together with the following amendments or modifications:

                 [INSERT DESCRIPTION OF LEASE AMENDMENTS, IF APPLICABLE]

                 constitutes the entire agreement between Landlord and Tenant with respect to the Premises. The Lease, as so amended (if applicable), is hereby referred to as the "Lease".

         2. The Lease is in full force and effect. Landlord is not in default under the Lease.

         3. Tenant has accepted possession of the Premises, and any improvements required by the terms of the Lease to be made by Landlord have been substantially completed to the satisfaction of Tenant.

         4. The presently existing term of the Lease expires on __________ and Tenant has the following options to extend:

                 [INSERT DESCRIPTION OF OPTIONS TO EXTEND, IF APPLICABLE]

         5. The obligation of Tenant to pay rent under the Lease has commenced. No rent payable under the Lease has been paid more than one month in advance of its due date. Tenant is not entitled to any rent credit, concession, free rent period or other concession under the Lease except as follows:

                 [INSERT DESCRIPTION OF CONCESSIONS, IF APPLICABLE]

         6. No charge, lien, or claim of offset has accrued to Tenant under the Lease or otherwise against rents or other charges due or to become due thereunder.

         7.      Landlord holds no security deposit under the Lease.

         The representations set forth in this Certificate shall be, and shall be deemed to be, representation made under the Agreement and subject to all of the conditions and limitations applicable to the other representations in the Agreement, including, without limitation, those set forth in the last three grammatical paragraphs of Section 6 of the Agreement.


                          ENDOWMENT AND FOUNDATION REALTY
                          PARTNERSHIP - JMB I, an Illinois limited partnership

                                  By: JMB Institutional Realty Corporation, an Illinois corporation, Corporate General Partner

                                           By:     Heitman Capital Management
                                                   Corporation, an Illinois
                                                   corporation, Investment
                                                   Advisor

                                                   By:
                                                       ----------------------

                                                   Title:
                                                          -------------------

                                   EXHIBIT H
                            Form of Escrow Agreement

                     NEAR NORTH NATIONAL TITLE CORPORATION
                   A MEMBER OF THE NEAR NORTH NATIONAL GROUP

222 N. LaSalle Street                              Phone:   (312)419-3900
Chicago, Illinois                          Fax:    (312)419-0569

Escrow No.:_______________________

Date:_____________________________

                           STRICT JOINT ORDER ESCROW

The accompanying One Hundred Thousand Dollars ($100,000) is deposited with Near North Title Corporation as Escrowee to be delivered by it only upon the joint order of the undersigned or their respective legal representatives or assigns.

Near North National Title Corporation, as Escrowee, is hereby expressly authorized to disregard, in its sole discretion, any and all notices or warnings given by any of the parties hereto, or by any other person or corporation, but the said Escrowee is hereby expressly authorized to regard and to comply with and obey any and all orders, judgments or decrees entered or issued by any court with or without jurisdiction, and in case the said Escrowee obeys or complies with any such order, judgment or decrees of any court it shall not be liable to any of the parties hereto or any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being entered without jurisdiction or being subsequently reversed, modified, annulled, set aside or vacated. In case of any suit or proceeding regarding this escrow, to which said Escrowee is or may at any time become a party, it shall have a lien on the contents hereof for any and all costs, attorneys' and solicitors' fees, whether such attorneys or solicitors shall be regularly retained or specially employed, and any other expenses which it may have incurred or become liable for on account thereof, and it shall be entitled to reimburse itself therefor out of said deposit, and the undersigned jointly and severally agree to pay said Escrowee upon demand all such costs, fees and expenses so incurred.

In no case shall the above mentioned deposits be surrendered except on an order signed by the parties hereto, their respective legal representatives or assigns, or in obedience of the process or order of court as aforesaid.

Deposits made pursuant to these instructions may be invested on behalf of any party or parties thereto: Provided, that any direction to Escrowee for such investment shall be expressed in writing and contain the consent of all the parties to this escrow, and also provided that Escrowee is in receipt of the taxpayer's identification number and investment forms as required. Escrowee will, upon request, furnish information concerning its procedures and fee schedules for investment.

Except as to deposits of funds for which Escrowee has received express written direction concerning investment or other handling, the parties hereto agree that the Escrowee shall be under no duty to invest or reinvest any deposits at any time held by it hereunder; and further, that Escrowee may commingle such deposits with other deposits or with its own funds in the manner provided for the administration of funds under Section 3 of the Illinois Banking and Finance Act (c. 17. par 1555 III. Rev. Stat.) and may use any part or all such funds for its own benefit without obligation to any party for interest derived thereby, if any. Provided, however, nothing herein shall diminish Escrowee's obligation to apply the full amount of the deposits, plus all interest and earnings thereon, in accordance with the terms of this Agreement.

In the event the Escrowee is requested to invest deposits hereunder, Near North National Title Corporation is not to be held responsible for any loss of principal or interest which may be incurred as a result of making the investment for the purposes of these escrow instructions, unless such loss results from the negligence or intentional misconduct of Escrowee.

The undersigned acknowledge that the amount deposited hereunder is the Earnest Money described in and governed by that certain Agreement of Purchase and Sale dated July _____, 1996 between the undersigned. The undersigned agree to execute all joint directions and take all other actions required hereunder to cause the Earnest Money to be disbursed and applied in the manner required under said Agreement of Purchase and Sale.


PURCHASER:

INLAND MONTHLY INCOME FUND III, INC., a Maryland corporation

Signed By:
           --------------------------------
Name:
      -------------------------------------
Its:
     --------------------------------------
Address:         2901 Butterfield Road
                 Oak Brook, Illinois 60521
                 Attn:
                       --------------------

SELLER:

ENDOWMENT AND FOUNDATION REALTY PARTNERSHIP -- JMB-I, an Illinois limited partnership

Signed By:
           --------------------------------
Name:
      -------------------------------------
Its:
     --------------------------------------
Address:         c/o Heitman Capital Management Corporation
                 180 North LaSalle Street, Suite 3600
                 Chicago, Illinois 60601
                 Attn: Mr. Howard Edelman

ACCEPTED:

Near North National Title Corporation, Escrowee

BY:
    ---------------------------------------
Name:
      -------------------------------------
Its:
     --------------------------------------

                                   EXHIBIT I

                       Form of Tenant Notification Letter

_____________, 1996

VIA CERTIFIED MAIL - RETURN RECEIPT REQUESTED

[Tenant]

RE:      HAWTHORN VILLAGE COMMONS

Dear [Tenant]:

You are hereby advised that the above referenced property in which you are a tenant was sold and your lease was assigned and transferred effective as of the date of this letter to [PURCHASER]. Your security deposit and advance rental, if any, has been transferred to the new owner, whose address is set forth below. The above referenced property will be managed by [MANAGEMENT COMPANY] and all checks for rent and other charges should be made payable to [PURCHASER ENTITY] and forwarded to:

                              [MANAGEMENT COMPANY]
                               [Property Address]

In accordance with the terms of your lease, copies of all future notices to landlord should be sent to:

                               [PURCHASER ENTITY]

If you have any questions or need any additional information, please feel free to contact the management office at [Telephone Number].

Sincerely,

SELLER:

By:
    ---------------------------------------
Name:
      -------------------------------------
Its:
     --------------------------------------

                                   EXHIBIT J

                       Form of Vendor Notification Letter

_________________, 199

VIA CERTIFIED MAIL - RETURN RECEIPT REQUESTED

[Vendor]

RE:      HAWTHORN VILLAGE COMMONS

Gentlemen:

This is to advise you that the above referenced property was sold to [Purchaser Entity]. As part of the sale, your contract has been assigned to [Purchaser Entity], and any goods, services or utilities supplied to the property subsequent to the date of this letter shall be for its account. The above referenced property will be managed by [Management Company] and all future invoices and correspondence should be sent to:

                              [Management Company]

Any and all notices to Purchaser, should be sent to the above address.

SELLER:

By: _______________________________________

Its: ______________________________________

                                   EXHIBIT K

                   FIRPTA CERTIFICATION BY ENTITY TRANSFEROR

         Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by ENDOWMENT AND FOUNDATION REALTY PARTNERSHIP -- JMB-I, an Illinois limited partnership ("Seller"), the undersigned hereby represents, warrants and certifies the following to INLAND MONTHLY INCOME FUND III, INC., a Maryland corporation ("Transferee"):

         Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); and

         Seller's Federal Employer Identification Number is
         _______________________.

         The office address of Seller is: c/o Heitman Capital Management Corporation, 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601.

         The undersigned understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

         Under penalties of perjury, the undersigned individual, executing this document on behalf of Seller, declares that he/she has examined this certification and to the best of his/her knowledge and belief it is true, correct and complete, and further declares that he/she has authority to sign this document on behalf of Seller.

Dated: ________________, 1996.


                          ENDOWMENT AND FOUNDATION REALTY
                          PARTNERSHIP - JMB I, an Illinois limited partnership

                          By: JMB Institutional Realty Corporation, an Illinois corporation, Corporate General Partner

                                  By: Heitman Capital Management Corporation, an Illinois corporation, Investment Advisor

                                  By:
                                      ---------------------------------------

                                  Title:
                                         ------------------------------------

                                   EXHIBIT L

                       Copy of Letter of Title Objections

[LETTERHEAD]
INLAND
The Inland Group, Inc
2901 Butterfield Road
Oak Brook, Illinois 60521
708-218 8000

                                 July 19, 1996

Endowment and Foundation Realty
  Partnership-JMB-I
c/o Heitman Capital Management Corporation
180 North LaSalle Street, Suite #3600
Chicago, Illinois 60601-6789

ATTN:    Howard J. Edelman

RE:      Hawthorn Village Commons
         Vemon Hills, Illinois

Gentlemen:

This letter constitutes the letter from Inland Monthly Income Fund III, Inc to you which is referred to in paragraph 3.3 of the Agreement of Purchase and Sale (the "Contract") for the above referenced property. We have examined that certain Commitment for Title Insurance issued by First American Title Insurance Company bearing number N9601096 with an effective date of April 17, 1996 (the "Commitment") as well as that certain ALTA/ACSM Land Title Survey of Haeger and Associates, Inc. dated July 12, 1996 and bearing order no. 93-058A (the "Survey"), and the following are our objections:

                                 The Commitment

1. The Effective Date of the Commitment should be updated prior to closing.

2. The amount of the Owner's Policy should be increased to the Purchase Price, i.e. $8,530,000.

3. The Proposed Insured for the Owner's Policy should reflect to the following land trustee: American National Bank and Trust Company of Chicago as Trustee under Trust Agreement dated July 17, 1996 and known as Trust No. 121894-03.

4. The Commitment should be revised (in Schedule A, No. 3) to reflect that there is no mortgage to be insured.

5. A portion of the property included within the legal description of Parcel 2 in Schedule A, No. 4 is already included within the legal description of Parcel 1. Also, the drawing of Parcel 2 on the Survey includes an area that is not within the legal description of Parcel 2. This situation needs clarification and/or explanation, and possibly an amendment to the

                      EVERYTHING IN REAL ESTATE BUT HOUSES

Endowment and Foundation Realty
c/o Heitman Capital Management Corporation
July 19, 1996
Page -2-

         Declaration of Easement recorded as document #1926486. The first step towards explanation would be to provide a COMPLETE copy of document #1926486, INCLUDING Exhibits B and E thereto. Most likely the legal description of Parcel 2 of the Commitment needs to be revised.

6. Schedule B No. 1(A) should be amended to reflect that the first installment of real estate taxes has been paid.

7. Schedule B No. 4(D) should be reworded to identify which Plat of Subdivision is being referred to (currently the exception reads "the Plat of said Subdivision" without any prior reference to a subdivision). I believe it is the First Resubdivision of Outlot 1, and if that is the case, this exception should either be qualified to reflect that it affects ONLY Parcel 2, or it should be eliminated altogether.

8. Schedule B No. 5(E) should be deleted, since the letter referred to therein was superceded by the letter referred to in No. 20(T).

9.       Schedule B No. 8(H) should end with a period after the words "creating
         said easements".   The words "and in documents 1929822 and 1949100
         assigning said easements described as Parcels 2 and 3." should be deleted. A careful review of documents 1929822 and 1949100 discloses that these easement grants do not have any terms, provisions or conditions, but rather merely grant the owner of a leasehold estate the same easements as were already created by the documents identified in Parcels 2 and 3 of the Commitment.

10. Schedule B No. 10(J) should be deleted, first of all because this concept is already covered by No. 8(H), and secondly because document 1773409 does not provide for the imposition of any lien against the property as a result of nonpayment of the costs for repair, maintenance, etc.

11.      Schedule B No. 11(K) should be deleted as it is already covered by No.
         8(H).

12. Schedule B No. 14(N) should be qualified to reflect that it affects Parcel 4 only.

13. Schedule B No. 15(O) should be deleted as this is the easement which is insured as Parcel 4, and No. 8(H) is an exception for the terms, provisions and conditions creating this easement.

14. Schedule B No. 23(W) should be amended to reflect only the specific leases in effect at the property, which ought to be disclosed to the title company through an ALTA Statement or by some other means.

15.      Schedule B No. 24(X), 25(Y), 26(Z), 27(AA), 28(AB), 29(AC), 30(AD)
         should be deleted.

Endowment and Foundation Realty
c/o Heitman Capital Management Corporation
July 19, 1996
Page -3-

16. The Commitment should include a commitment to issue a 3.1 zoning endorsement and the other endorsements required by paragraph 3.3 of the Contract.

                                   The Survey

1.       The Survey should include the following party in the certification:

         American National Bank and Trust Company of Chicago as Trustee under Trust Agreement dated July 17, 1996 and known as Trust No. 121894-03.

2. The Note that reference should be made to document #1773409 for Parcel 3 is not sufficient. There should be a drawing of Parcel 3. Perhaps this could be done on a smaller scale, but the idea is to give an orientation as to where the roadway is with respect to the Center.

3.       The Survey should identify the zoning classification of the property.

4. The drawing of Parcel 2 does not correspond to the legal description for Parcel 2. An explanation should be provided, or the drawing of Parcel 2 revised. Also, see No. 5 under the Commitment above.

5. The drawing of Parcel 2 should locate the easement for public utilities per the Plat of Resubdivision, document #1807715.


                                  Very truly yours,

                                  THE INLAND GROUP, INC.

                                  /s/ SAMUEL A. ORTICELLI
                                  -------------------------------
                                  Samuel A. Orticelli
                                  Senior Counsel


SAO/dmc

                                   EXHIBIT M

                     Description of Traffic Signal Easement

THIS DOCUMENT WAS PREPARED BY AND
UPON RECORDING TO BE RETURNED TO:

THOMAS P. DUFFY
WILDMAN, HARROLD, ALLEN & DIXON
225 WEST WACKER DRIVE
CHICAGO, ILLINOIS 60606



                                 TRAFFIC SIGNAL
                               EASEMENT AGREEMENT

                            HAWTHORN VILLAGE COMMONS

         THIS EASEMENT AGREEMENT ("Easement Agreement") is made as of the_________ day of _________, 1996, by and between LASALLE NATIONAL TRUST, N.A., as successor trustee to LaSalle National Bank, not individually but as Trustee under that certain Trust Agreement dated ___________, 19_, and known as Trust No. 106520 ("Grantor") and the VILLAGE OF VERNON HILLS, an Illinois municipal corporation ("Village").

                              W I T N E S S E T H:

         WHEREAS, Grantor is the record owner of a certain parcel of land, which is legally described on Exhibit A-1 attached hereto and is shown as the "Developer Property" on the Survey attached hereto as Exhibit "A".

         WHEREAS, the Developer Property is part of Hawthorn Village Commons Shopping Center (the "Shopping Center"). A portion of the Developer Property is adjacent to the intersection of Hawthorn Parkway and Lakeview Parkway in the Village.

         WHEREAS, the Village intends to install a Traffic Control Signal ("Traffic Signal") at the intersection of Hawthorn Parkway and Lakeview Parkway and desires an easement from Grantor to enter the Developer Property and construct, maintain, replace, repair and renew traffic signal detector loops, conduit, pavement, markings, traffic control signals and related facilities (the "Traffic Facilities") on the Developer Property.

         WHEREAS, Grantor wishes to grant, and the Village wishes to accept, a non-exclusive easement, all as more fully set forth below.

         NOW, THEREFORE, in consideration of the foregoing, the mutual agreement of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. RECITALS. The recitals set forth above are hereby incorporated by reference into and shall be a part of this Easement Agreement.

         2. GRANT OF EASEMENTS. Grantor hereby grants to the Village a perpetual easement (the "Easement") for the benefit of and appurtenant to Hawthorn Parkway and Lakeview Parkway to enter the Developer Property and utilize a portion of the Developer Property ("Easement Parcel") which Easement Parcel is depicted on Exhibit B. to construct, maintain, operate, replace, repair and renew the Traffic Facilities and for no other purpose. Except for the Easement Parcel, no Easement is granted as to any part of the Shopping Center.

         3.      OBLIGATIONS OF THE VILLAGE.   Grantor hereby acknowledges that
ownership of, control of, and title to the Traffic Signal and Traffic Facilities, together with the right to remove the same, is vested solely in the Village, free and clear of all encumbrances or claims including claims for payment by Grantor, its grantees, successors or assigns. The Easement herein granted shall be non-exclusive and Grantor agrees not to build, construct or erect any buildings or other structures on or within the Easement Parcel. Grantor reserves the right to use the Developer Property for all purposes that do not unreasonably interfere with the operation and enjoyment of the Easement herein granted.

         The cost of the construction, installation, maintenance, repair and replacement of the Traffic Signal and Traffic Facilities, including without limitation all costs and expenses of approvals and permits necessary from all federal, state and local governmental departments and agencies, and all plans and specifications for the Traffic Facilities shall be paid by the Village.
The construction of the Traffic Signal and Traffic Facilities shall be performed in compliance with all applicable federal, state and local ordinances, statutes, rules and regulations. In addition, all such work shall be performed so as to cause the least interference possible (i) with the continued use and operation of Hawthorn Parkway and Lakeview Parkway; and
(ii) with the conduct of business operations of the Shopping Center. The Village shall indemnify, save and hold Grantor harmless from and against any claim of loss or damage made by any third party arising out of the construction of the Traffic Signal and Traffic Facilities by the Village, its contractors, subcontractors, materialmen or suppliers.

         4. EASEMENT ONLY. This Easement Agreement creates an Easement only and the Village acknowledges that the Village does not and shall not claim at any time any other interest or estate of any kind or extent whatsoever in the Developer Property or the Shopping Center by virtue of this Easement.

         5. TRANSFER BY GRANTOR. This Easement Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Grantor may at any time in its sole discretion assign its rights hereunder or in connection with a transfer or conveyance of the Developer Property. Upon any such assignment, transfer or conveyance, the liability of Grantor or its successors and assigns under this Easement Agreement shall automatically terminate, and the assignee, transferee or grantee shall be deemed to have assumed and be bound by the obligations of such party under this Easement Agreement.

         6. DAMAGE CAUSED BY THE VILLAGE. The Village shall repair any damage to the Developer Property or the Shopping Center caused by the Village. Except for the Traffic Facilities, the Village shall not place any temporary or permanent improvements or equipment upon the Developer Property or the Shopping Center. If the Village fails to remove same, then Grantor may remove said improvements, furnishings or equipment and the Village shall pay the cost of any such removal, together with interest thereon at the rate set forth in Paragraph 12 hereof from and after the date of such demand until receipt of full payment therefor.

         7. RESERVATION OF RIGHTS BY GRANTOR. The right to use the Easement Parcel, and the right of ingress and egress over the Developer Property, is expressly reserved by Grantor and its successors, grantees, invitees and assigns. In addition, and not by limitation but by way of example, Grantor and its successors, grantees, invitees and assigns, reserve the right from time to time to grant additional ingress, egress and utility and easements over, upon and under the Developer Property, provided that such easements do not unreasonably interfere with the Village's use of the Easement Parcel pursuant to the terms hereof.

         8. CONDITION OF PREMISES; INDEMNITY. The Village acknowledges that it (a) has physically inspected the Developer Property, and (b) accepts its limited use of the Easement Parcel with full knowledge of the condition thereof. The Village hereby agrees to indemnify, defend and hold harmless Grantor from and against any and all liability, loss, claim, demand, lien, damage, penalty, fine, interest, cost and expense (including, without limitation, reasonable attorneys' fees and litigation costs) incurred by Grantor for injuries to persons (including, without limitation, loss of life) and for damage or destruction of property (including damage or destruction of the Shopping Center or the Easement Parcel) which is directly or indirectly due to the Village's use of the Easement and the Easement Parcel, except arising out of Grantor's and Grantor's agents' and employees' gross negligence and willful and wanton misconduct. The Village shall reasonably cooperate with Grantor in the defense of any such claims, demands or action, including, without limitation, the employment of legal counsel reasonably satisfactory to Grantor.

         9. NON-INTERFERENCE BY THE VILLAGE. The Village hereby agrees not to interfere with the use of any existing license or easement on, under, above or across either or both of the Shopping Center or the Developer Property, provided the foregoing shall not prohibit the Village from utilizing the Easement Parcel for the purpose specified by this Easement Agreement. Furthermore, the Village hereby agrees not to unreasonably interfere with the use of any license or easement hereafter granted on, under, above or across either or both of the Shopping Center or the Developer Property, so long as such easement or license, or the use thereof, does not materially interfere with the Village's rights hereunder.

         10. INSURANCE. The Village, at its sole cost and expense, shall purchase and keep in full force and effect during the term of this Easement, through an insurance company acceptable to Grantor (the Illinois Municipal League Risk Management Association is acceptable to Grantor), commercial general public liability insurance in an amount not less than Six Million and No/100 Dollars ($6,000,000.00) per occurrence, whether involving bodily injury (or death resulting therefrom) or property damage.

         11. NO LIENS. The Village shall not permit any lien to be filed against the Shopping Center or Developer Property or any portion thereof or any improvements thereon for any labor or materials in connection with work of any character performed or claimed to have been performed on the Shopping Center or the Developer Property at the direction or sufferance of Easement.

         In the event any such lien is filed against the Shopping Center or any portion thereof or any improvements thereon, Grantor shall have the right, but not the obligation, to cause such lien to be released and the Village shall pay on demand all of Grantor's costs in connection therewith, together with interest thereon at the interest rate set forth in Paragraph 13 hereof accruing from and after the date of such demand until Grantor's receipt of full payment therefor.

         12. BREACH BY THE VILLAGE. If the Village breaches any provision in this Easement Agreement and fails to cure any such breach within five (5) days after written notice thereof, in addition to any other right or remedy available at law or in equity, Grantor shall have the right to cure any such breach and the Village agrees to reimburse Grantor for the cost thereof upon demand, together with interest accruing thereon at an annual rate of interest equal to the fluctuating Base Rate or Reference Rate (or prime rate or its equivalent) of the First National Bank of Chicago (or its successor) from and after the date of Grantor's demand therefor until Grantor's receipt of full payment therefor.

         13. NO WARRANTY; INTEGRATION. Grantor hereby makes and has made no representations, statements, warranties or agreements to the Village in or in connection with this Easement Agreement. This Easement Agreement embodies the entire understanding of the parties hereto, and there are no further or other agreements or understanding, written or oral, in effect between the parties relating to the subject matter hereof.

         14. NOTICES. Any notice, demand, request, consent or approval which any party is required or desires to give or make hereunder shall be in writing. A copy shall be provided for each of the parties hereto and the original and all copies shall be sent by United States Registered Mail or Certified Mail, Return Receipt Requested, postage pre-paid, and shall be deemed delivered three (3) business days after deposit in the mail, or by private overnight mail service for guaranteed next business day delivery (provided that a return receipt is furnished), and shall be deemed delivered the next business day after deposit with such service, addressed as follows:

                 In the case of Grantor:

                          LaSalle National Trust, N.A., as Trustee
                            under Trust No. 106520
                          c/o Urban Retail Properties Co.
                          900 North Michigan Avenue
                          Chicago, Illinois  60611
                          Attention: General Counsel

                 In the case of the Village:

                          ------------------------------------------

                          ------------------------------------------

                          ------------------------------------------

                          ------------------------------------------

                          ------------------------------------------


or such other address as may be designated by written notice to the other parties.

         15. COUNTERPARTS. This Easement Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall together constitute one and the same instrument.

         16. JURISDICTION. This Easement Agreement shall be interpreted in accordance with the laws of the State of Illinois.

         17. LAND TRUSTEE EXCULPATION. LaSalle National Trust has executed this instrument, not individually, but solely as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it by the aforesaid Trust Agreement, the power and authority vested in the Trustee by the Deed in Trust of record by which LaSalle National Trust took title to the Developer Property and every other power and authority thereunto in enabling (and LaSalle National Trust hereby warrants that it possesses full power and authority to execute this instrument). It is expressly understood and agreed that nothing contained herein shall be construed as creating any liability on LaSalle National Trust personally to perform any covenants either express or implied contained in this Easement Agreement
(except the above covenant relating to the authority of the undersigned LaSalle National Trust to execute this instrument as Trustee aforesaid), all such liability, if any, being expressly waived by every person now or hereafter claiming any right under this Easement Agreement, and that so far as LaSalle National Trust is concerned, any party claiming any right under this Easement Agreement, shall look solely to the Developer Property, and to rents, issues and profits therefrom for the enforcement of any right created by this Easement Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Easement Agreement as of the day and year first above written.

                                  LA SALLE NATIONAL TRUST, N.A.,
                                  as Trustee under Trust No. 106520

                                  By:
                                      ---------------------------------------

                                           Its:
                                                -----------------------------

                                  By:
                                      ---------------------------------------

                                           Its:
                                                -----------------------------

                                  VILLAGE OF VERNON HILLS, an Illinois municipal corporation

                                  By:
                                      ---------------------------------------

                                           Its:
                                                -----------------------------

                                  By:
                                      ---------------------------------------

                                           Its:
                                                -----------------------------

STATE OF ILLINOIS         )
                          )       SS.
COUNTY OF COOK            )

         I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, does hereby certify that _____________, ______________________
and ____________________, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such _______________, ________________ and ______________ of LA SALLE NATIONAL TRUST, N.A., not
personally, but solely as Trustee under Trust No. 106520, appeared before me and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of LaSalle National Trust, N.A., as Trustee, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this ___________ day of ___________________, 1996.


                                  __________________________________________
                                  Notary Public

My Commission Expires:

STATE OF ILLINOIS         )
                          )       SS.
COUNTY OF COOK            )

         I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, does hereby certify that _______________________ ______________________ and ___________________________, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such __________________________________ and _______________________________
of the VILLAGE OF VERNON HILLS, an Illinois municipal corporation, appeared before me and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said municipal corporation, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this _________ day of ___________________, 1996.


                                           __________________________________
                                           Notary Public

My Commission Expires:

                                  EXHIBIT N
                      LIST OF APPROVED TENANT PROPOSALS
                           HAWTHORN VILLAGE COMMONS

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
        TENANT                      EXISTING/NEW   PROPOSAL DATE
-------------------------------------------------------------------------------------------
Starbucks                           New                  5/20/96  Tenant Commitment Report
-------------------------------------------------------------------------------------------
Norwest Financial                   Existing/Extension   6/25/96  Agreement to Extend Lease
-------------------------------------------------------------------------------------------
Paddock Publications (Daily Herald) Existing/Extension   6/27/96  Lease Amendment Form
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                                  Page 1 of 1                            7/16/96

                                  SCHEDULE 1
                                LIST OF LEASES
                           HAWTHORN VILLAGE COMMONS

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       DATE OF LEASE
------------------------------------------------------------------------------------------------------------------------------------
   SUITE #             TENANT NAME                               DBA                     DOCUMENTS               COMMENTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
290           Dominick's Finer Foods, Inc.                                             12/28/77                 Lease date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       10/3/79               Letter Agreement
------------------------------------------------------------------------------------------------------------------------------------
A-1           NS-MPG Inc. (formerly AT&T Phone Store)                                  7/19/90                  Lease date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       2/1/96                   Assignment
------------------------------------------------------------------------------------------------------------------------------------
A-2           Barry Boress                                    Formally Yours           7/18/88                  Lease date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       3/8/93                   Amendment
------------------------------------------------------------------------------------------------------------------------------------
A-3           Dr. Jasbir Singh and Pritam Singh               One Hour Photo           5/5/88                   Lease date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       5/25/93                  Amendment
------------------------------------------------------------------------------------------------------------------------------------
A-4           Vincent Shu and Zwei-Hwa Shu                    Baskin Robbins           9/6/94                     Lease
------------------------------------------------------------------------------------------------------------------------------------
A-5           World's Best Restaurant, Inc., II               Bo-Bo's Gyros            5/1/92                   Lease date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       5/14/93               Guaranty-Lerner
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       5/14/93            Assignment & Amendment
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       8/16/94         Assignment & Second Amendment
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       8/16/94                Guaranty-Romas
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       10/20/94              Extension Letter
------------------------------------------------------------------------------------------------------------------------------------
A-6           Systems Realty Corp.                            Great Frame Up           12/28/94                 Lease date
------------------------------------------------------------------------------------------------------------------------------------
A-7           Tasty Thai, Inc.                                                         2/10/94                  Lease date
------------------------------------------------------------------------------------------------------------------------------------
A-8           Paddock Publications, Inc.                      Daily Herald             4/1/90                   Lease date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       4/27/95                  Amendment
------------------------------------------------------------------------------------------------------------------------------------
A-9 and A-10  Coldwell Banker-Residential Real Estate, Inc.                            8/14/95                  Lease date
------------------------------------------------------------------------------------------------------------------------------------
B-1           Richard Sprague and Elizabeth Sprague           Annie's Book Shop        2/9/93                   Lease date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       10/11/95                 Extension
------------------------------------------------------------------------------------------------------------------------------------
B-2           Norwest Financial Illinois, Inc.                                         6/24/91                  Lease date
------------------------------------------------------------------------------------------------------------------------------------
B-3           Steven Hoffenberg, D.D.S. and                   Village Dental Clinic    6/1/88                   Lease date
                Scott Brenner, D.D.S.
------------------------------------------------------------------------------------------------------------------------------------
B-4           Allison & Associates, Inc.                      Mail Boxes, Etc.         9/11/85                  Lease date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       9/1/91             Assignment & Amendment
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1/30/92              Lessor's Agreement
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       10/31/95               Lease Extension
------------------------------------------------------------------------------------------------------------------------------------
B-5           Hair Depot, Ltd.                                                         12/5/88                  Lease date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       9/15/92                First Amendment
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       12/25/93                 Amendment
------------------------------------------------------------------------------------------------------------------------------------
C             Walgreen Co.                                                             12/20/78                 Lease date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       2/27/79               Completion Letter
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       8/31/95                  Amendment
------------------------------------------------------------------------------------------------------------------------------------
D-1 and D-2   Pearle Vision, Inc.                                                      8/26/88                  Lease date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       8/6/93                   Amendment
------------------------------------------------------------------------------------------------------------------------------------
E             A&A Productions, Inc.                           Zanies of Vernon Hills   8/11/92                  Lease date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       9/1/92               License Agreement
------------------------------------------------------------------------------------------------------------------------------------
F-1           Rogo, Inc.                                      Majestic Dry Cleaning    12/26/93                 Lease date
------------------------------------------------------------------------------------------------------------------------------------
F-2           Petal Peddlers, Inc.                                                     6/27/88                  Lease date
------------------------------------------------------------------------------------------------------------------------------------
F-3           Systems Investments, Inc.                       Big Apple Bagels         4/25/95                  Leae date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       9/1/95                   Amendment
------------------------------------------------------------------------------------------------------------------------------------
F-4           Mundelein Burrito, Inc.                         El Famous Burrito        9/16/93                  Lease date
------------------------------------------------------------------------------------------------------------------------------------


                                                                        7/18/96

                                   SCHEDULE 2
                           LIST OF SERVICE CONTRACTS
                            HAWTHORN VILLAGE COMMONS

Vendor                          Service Provided                      Start Date
------                          ----------------------------          ----------
Landscape Concepts              Weekly Landscape Maintenance          4/15/96
Smithereen                      Monthly Extermination                 6/1/96





                                  Page 1 of 1                           7/16/96

                                   SCHEDULE 3
                               LIST OF LITIGATION


                                      NONE




                                  Page 1 of 1                           7/18/96